UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4803

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2014

Item 1.  Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

LIMITED TERM MUNICIPAL FUND

ANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index	Barclays Municipal Bond 5 Year (4-6) Index
1-Year	5.58%	3.20%	7.93%	3.96%
5-Year	4.24	3.76	4.67	3.54
10-Year	4.01	3.77	4.72	4.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

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Fund Performance Discussion

Investors in Oppenheimer Rochester Limited Term Municipal Fund earned highly competitive levels of tax-free income during the 12 months ended September 30, 2014: The Fund’s Class A dividend yield was 4.02% at net asset value (NAV) at the end of this reporting period, the taxable equivalent yield for the same share class was 6.48%, and distributions during this reporting period totaled 56.2 cents per Class A share. At 5.58%, the 1-year total return at NAV for this Fund’s Class A shares outperformed the Barclays Municipal Bond 5 Year (4-6) Index, its benchmark, by 162 basis points.

MARKET OVERVIEW

In this reporting period, the Federal Reserve continued to clarify its position about what economic conditions would have to exist for it to consider ending its economic stimulus plan and changing the Fed Funds target rate, which has been set between zero and 0.25% for nearly 6 years.

A sell-off occurred in mid-March 2014 after Janet Yellen, the newly confirmed Fed chairman, held her first press conference and announced that the Fed’s decisions about the Fed Funds rate would begin to “take into account a wide range of information, including

The average distribution yield in Lipper’s Short Intermediate Municipal Debt Funds category was 1.41% at the end of this reporting period. At 4.02%, the distribution yield (at NAV) for this Fund’s Class A shares was 261 basis points higher than the category average.

measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial developments.” (This sell-off was similar to the one that had occurred in June 2013, when statements by then-chairman Ben S. Bernanke

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	4.02%
Dividend Yield with sales charge	3.93
Standardized Yield	3.67
Taxable Equivalent Yield	6.48
Last distribution (9/24/14)	$0.048
Total distributions (10/1/13 to 9/30/14)	$0.562
Endnotes for this discussion begin on page 14 of this report

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were also seen as indicative of near-term rate changes.)

In September 2014, the Fed stated that it plans to keep the Fed Funds target rate at its current level “for a considerable time” after its economic stimulus program ends. Markets were rattled late in the previous reporting period when Chairman Yellen said that “considerable time” could mean 6 months. During this reporting period, she clarified that any future decisions about rate changes would be “data dependent” and not necessarily based on a specific calendar target. Even after the goals of maximum employment and 2% inflation are reached, the Fed anticipates global economic conditions may necessitate keeping the Fed Funds rate below “normal” levels for some time.

The Fund reminds investors that longer-term interest rates are determined by the marketplace and not necessarily by a change in the Fed Funds rate.

Late in this reporting period, the Fed announced its plans to reduce and most likely end quantitative easing, its effort to stimulate the economy by adding billions of dollars’ worth of bonds to its holdings of mortgage-backed and Treasury securities.

During calendar year 2013, the Fed was spending $85 billion a month to purchase these types of securities for its portfolio. Officials began reducing their monthly purchases of these securities in January 2014 and, as of September 30, 2014, had not set

an end date for this stimulus program. According to the Federal Open Market Committee (FOMC) statement released in mid-September, the Fed planned to buy agency mortgage-backed securities in October at a reduced pace of $5 billion per month, rather than $10 billion per month, and longer-term Treasury securities at a reduced pace of $10 billion per month starting in October, rather than $15 billion per month. This move is the latest in the Fed’s ongoing efforts to help keep long-term borrowing costs low.

The FOMC said it will closely monitor information on economic and financial developments in the coming months and that it will continue a reduced rate of purchases of Treasury and mortgage-backed securities until the “outlook for the labor market improves substantially in the context of price stability.” It is believed by many Fed watchers that an announcement about the end of quantitative easing might occur after the FOMC’s October 2014 meeting.

Our investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income during the current economic conditions.

On September 30, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.31%, down 95 basis points from September 30, 2013. The average yield on 10-year, AAA-rated muni bonds on September 30, 2014, was 2.19%, down 51 basis points from the September 2013 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%,

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down 15 basis points from the September 2013 date.

During this reporting period, media coverage about municipal debt issued in Puerto Rico contributed to market volatility. Details about the Fund’s Puerto Rico holdings can be found in the Fund Performance section, which follows.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term Municipal Fund held nearly 1,100 securities as of September 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was among the top 4% in Lipper’s Short Intermediate Municipal Debt Funds category as of September 30, 2014. At 4.02% on that date, it was 261 basis points higher than the category average, which was 1.41%. The Fund’s Class A distribution yield also bested the average in the General & Insured Municipal Debt Funds category, which includes longer-term funds that might be expected to generate higher yields.

Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.48%, based on the Fund’s standardized yield as of September 30, 2014, and the current top federal income tax rate. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period shows the positive impact a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was 4.55 cents per share at the outset of the reporting period, increased to 4.7 cents per share beginning with the February 2014 payout and to 4.8 cents per share beginning with the June 2014 payout. In all, the Fund distributed 56.2 cents per Class A share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 19.9% of the Fund’s net assets at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds of the Master Settlement Agreement (MSA) and included in this Fund’s tobacco holdings, as discussed later in this report.

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The Fund’s holdings, some of which are insured, include general obligation (G.O.) debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. The Fund’s holdings of bonds issued in Puerto Rico detracted slightly from the Fund’s performance this reporting period.

In recent years, first-term Governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño, by strengthening the island’s balance sheet, cutting government payrolls, enacting comprehensive pension reforms, and raising revenues via tax rate changes and improved enforcement.

Many of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. securities, which are backed by the full faith and taxing authority of state and local governments, represented 14.6% of the Fund’s total assets at the end of this reporting period and contributed favorably to the Fund’s performance. The Fund’s G.O. holdings also include bonds issued by many U.S. municipalities.

The Fund remained invested this reporting period in sales tax revenue bonds, many of which were issued in Puerto Rico. In all, this sector represented 8.6% of the Fund’s total

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assets as of September 30, 2014, and included bonds issued by various U.S municipalities and the U.S. Virgin Islands. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. During this reporting period, the sales tax revenue bonds issued in Puerto Rico detracted slightly from the Fund’s performance but the sector as a whole was a positive contributor to the Fund’s total return.

As of September 30, 2014, the Fund was invested in the municipal leases sector, which accounted for 3.7% of the Fund’s total assets. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements and were a positive contributor to fund performance as of the end of the reporting period. Some of the Fund’s holdings in this sector were issued in Puerto Rico.

As of September 30, 2014, the Fund was invested in government appropriation bonds, representing 3.5% of total assets. The municipal issuer of this type of security agrees to include an allocation in its budget that will be used to make its debt payments. Because municipalities need reliable access to future capital, these appropriations tend to be off limits during budget negotiations. Some of the Fund’s holdings in this sector were issued in Puerto

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Rico, and the overall sector was a detractor from Fund performance this reporting period.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

As of September 30, 2014, about half of the Fund’s holdings in the electric utilities sector were issued by PREPA. In all, the electric utilities sector represented 4.6% of the Fund’s total assets. The sector contributed favorably to Fund performance this reporting period, even though the PREPA bonds detracted from Fund performance. We believe this demonstrates the importance of building portfolios that have a large and diverse set of holdings.

Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Puerto Rico debt continued to be the subject of a variety of critical reports. Media coverage in the first three months of this reporting period led to increased pricing pressure on bonds issued in Puerto Rico, though many began to rally in January 2014. Although prices of Puerto Rico’s muni bonds declined again partway through this reporting period amid discussions of debt restructuring, G.O.s and PREPA bonds rallied during the last quarter of this reporting period; sales tax revenue bonds, for the most part, failed to do so.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading

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strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

As of September 30, 2014, the Fund was invested in the hospital/healthcare sector, which totaled 15.3% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. Bonds in this sector were positive contributors to the Fund’s total return this reporting period.

As of September 30, 2014, municipal bonds backed by proceeds from the tobacco MSA, the national litigation settlement with U.S. tobacco manufacturers, represented 8.7% of the Fund’s total assets and contributed favorably to the Fund’s performance.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories.

Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. Of the Fund’s total assets on September 30, 2014, 7.6% were invested in the marine/aviation facilities sector, which was a positive contributor this reporting period.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented 3.6% and 2.3% of the Fund’s total assets, respectively. Despite the ongoing difficulties in the national housing market, the securities in these sectors continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term. During this reporting period, both the multifamily and single-family sectors contributed positively to the Fund’s total return.

The Fund’s airline holdings represented 3.3% of total assets as of September 30, 2014. Many of the Fund’s holdings in this

9      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

sector are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance, and we believe that these bonds offer investors valuable collateral. Airline-backed holdings were a positive contributor to the Fund this reporting period.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to this Fund and to funds across the industry during this reporting period as the prices of high-grade municipal securities rose. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. The Fund’s inverse floaters, in aggregate, contributed positively to Fund performance this reporting period.

As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Further, market conditions during this reporting period did not affect the Fund’s overall investment goals. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This “maturity managed” Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. While the Fund invests primarily in investment-grade municipal securities, it may invest up to 5% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of September 30, 2014, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-

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investment-grade bonds will be made until the Fund’s holdings of these types of bonds are once again below 5% of total assets.

Our team continually searches for undervalued bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	15.3%
General Obligation	14.6
Tobacco Master Settlement Agreement	8.7
Sales Tax Revenue	8.6
Marine/Aviation Facilities	7.6
Electric Utilities	4.6
Municipal Leases	3.7
Multifamily Housing	3.6
Government Appropriation	3.5
Airlines	3.3

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on total assets.

   CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.4%	0.1%	1.5%
AA	29.2	0.0	29.2
A	24.6	0.7	25.3
BBB	23.5	6.0	29.5
BB or lower	14.2	0.3	14.5
Total	92.9%	7.1%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 9/30/14
	Without Sales Charge	With Sales Charge
Class A	4.02%	3.93%
Class B	3.31	N/A
Class C	3.34	N/A
Class Y	4.25	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/14
Class A	3.67%
Class B	2.97
Class C	3.00
Class Y	4.01

TAXABLE EQUIVALENT YIELDS

As of 9/30/14
Class A	6.48%
Class B	5.25
Class C	5.30
Class Y	7.08

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	5.58%	4.24%	4.01%	5.61%
Class B (OIMBX)	9/11/95	4.68	3.36	3.52	4.50
Class C (OITCX)	12/1/93	4.74	3.44	3.22	3.88
Class Y (OPIYX)	1/31/11	5.84	N/A	N/A	5.27
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPITX)	11/11/86	3.20%	3.76%	3.77%	5.52%
Class B (OIMBX)	9/11/95	0.68	3.19	3.52	4.50
Class C (OITCX)	12/1/93	3.74	3.44	3.22	3.88
Class Y (OPIYX)	1/31/11	5.84	N/A	N/A	5.27

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  COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. Prior to April 1, 2012, the maximum initial sales charge for Class A shares of the Fund was 3.50%. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the performance of the Barclays Municipal Bond 5 Year (4-6) Index, which is the 4- to 6-year component of the Barclays Municipal Bond Index. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.048 for the 28-day accrual period ended September 23, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 23,

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2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0395, $0.398 and $0.0508, respectively, for the 28-day accrual period ended September 23, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Short Intermediate Municipal Debt Funds category is based on 50 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

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Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17         OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$1,000.00	$1,023.80	$4.42
Class B	1,000.00	1,019.90	8.34
Class C	1,000.00	1,020.00	8.24
Class Y	1,000.00	1,025.80	3.10

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.71	4.42
Class B	1,000.00	1,016.85	8.33
Class C	1,000.00	1,016.95	8.22
Class Y	1,000.00	1,022.01	3.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	0.87%
Class B	1.64
Class C	1.62
Class Y	0.61

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

18      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2014

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Municipal Bonds and Notes—100.8%
Alabama—1.4%
$15,000	AL HFA (Single Family Mtg.)[1]	5.000%	10/01/2025	04/01/2016	A	$15,363

2,290,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.250	11/15/2020	11/15/2015	A	2,347,571

65,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.000	12/01/2021	02/01/2021	B	64,392

855,000	Butler, AL Industrial Devel. Board (Georgia-Pacific Corp.)[1]	5.750	09/01/2028	10/31/2014	A	858,010

10,500,000	Courtland, AL Industrial Devel. Board (International Paper Company)[1]	6.250	08/01/2025	10/31/2014	A	10,510,815

3,975,000	Fairfield, AL GO	6.000	06/01/2031	12/11/2021	A	4,341,853

7,470,000	Huntsville, AL Health Care Authority, Series A1	5.500	06/01/2025	06/01/2020	A	8,768,585

7,720,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2018	10/31/2014	A	7,736,675

345,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.000	01/01/2024	10/31/2014	A	345,169

4,725,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2019	10/31/2014	A	4,734,025

8,110,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.500	01/01/2021	10/31/2014	A	8,120,300

100,000	Jefferson County, AL Limited Obligation School Warrant[1]	4.750	01/01/2025	10/31/2014	A	100,015

460,000	Jefferson County, AL Limited Obligation School Warrant[1]	5.250	01/01/2023	10/31/2014	A	460,377

101,500	Jefferson County, AL Sewer[1]	5.625	02/01/2022	07/18/2021	B	85,394

50,000	Mobile, AL Limited Obligation Tax[1]	5.500	02/15/2023	10/31/2014	A	50,104

25,000	Spring Hill College, AL Educational Building Authority (Spring Hill College)[1]	5.200	09/01/2023	10/31/2014	A	25,014

25,000	Talladega County, AL GO1	5.250	01/01/2029	10/31/2014	A	25,038

						48,588,700

Alaska—0.0%
890,000	AK Industrial Devel. & Export Authority (Snettisham)	6.000	01/01/2015	10/31/2014	A	893,738

630,000	AK Industrial Devel. & Export Authority (Snettisham)	5.500	01/01/2017	10/31/2014	A	632,003

55,000	AK International Airports	5.000	10/01/2024	10/31/2014	A	55,205

25,000	AK International Airports	5.000	10/01/2024	10/31/2014	A	25,093

						1,606,039

Arizona—2.5%
7,360,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2027	01/01/2018	A	8,062,733

4,540,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2026	01/01/2018	A	5,070,907

6,995,000	Glendale, AZ Municipal Property Corp.[1]	5.000	07/01/2030	01/01/2018	A	7,621,332

7,670,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2028	01/01/2018	A	8,417,595

3,635,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2023	01/01/2018	A	4,011,113

3,470,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2022	01/01/2018	A	3,837,161

4,380,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2025	01/01/2018	A	4,892,197

4,220,000	Glendale, AZ Municipal Property Corp.	5.000	07/01/2024	01/01/2018	A	4,656,643

19      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Arizona (Continued)

$1,000,000	Glendale, AZ Transportation Excise Tax[1]	5.000%	07/01/2025	07/01/2017	A	$1,098,890

1,375,000	Goodyear, AZ IDA Water & Sewer (Litchfield Park Service Company)[1]	6.750	10/01/2031	10/31/2014	A	1,376,004

2,815,000	Greater AZ Devel. Authority (Santa Cruz County Jail)[1]	5.250	08/01/2031	08/01/2018	A	3,019,003

940,000	Hassayampa, AZ Community Facilities District (Hassayampa Village Community)[1]	7.750	07/01/2021	01/01/2015	A	957,362

3,500,000	Maricopa County, AZ IDA (DHlth/CHSB Obligated Group)	5.500	07/01/2026	10/16/2014	A	3,508,365

35,000	Maricopa County, AZ IDA (Phoenix West Prison)[1]	5.000	07/01/2016	01/01/2015	A	35,261

655,000	Phoenix, AZ IDA (Gourmet Boutique West)[1]	5.500	11/01/2017	11/01/2017		553,927

8,455,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	07/01/2023	A	8,759,803

10,350,000	Pima County, AZ IDA (Tucson Electric Power Company)[1]	5.750	09/01/2029	01/12/2015	A	10,443,564

1,835,000	Pima County, AZ IDA Water & Wastewater (Global Water Resources)[1]	5.450	12/01/2017	06/26/2016	B	1,869,168

5,115,000	Scottsdale, AZ IDA (SHH/SHC/SHRC/SCIC Obligated Group)[1]	5.250	09/01/2030	10/31/2014	A	5,176,585

500,000	Tucson, AZ Airport Authority	5.350	06/01/2031	10/31/2014	A	501,805

80,000	Tucson, AZ IDA (Joint Single Family Mtg.)[1]	5.250	07/01/2038	07/01/2016	A	81,366

						83,950,784

Arkansas—0.0%
30,000	AR Devel. Finance Authority (Biosciences Institute College)[1]	5.125	12/01/2028	01/04/2024	B	29,313

165,000	AR Devel. Finance Authority (Madison Industrial Devel./Community Living Obligated Group)[1]	5.800	12/01/2020	10/31/2014	A	165,468

100,000	AR Devel. Finance Authority (Single Family Mtg.)[1]	5.625	01/01/2035	01/01/2016	A	101,885

						296,666

California—11.9%
1,300,000	Alameda, CA Corridor Transportation Authority[1]	5.450	10/01/2025	10/01/2017	A	1,401,673

2,500,000	Alameda, CA Corridor Transportation Authority[1]	5.400	10/01/2024	10/01/2017	A	2,700,575

3,000,000	Antelope Valley, CA Healthcare District[1]	5.200	01/01/2020	10/31/2014	A	3,011,610

3,000,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2027	10/31/2014	A	3,038,850

4,180,000	Antioch, CA Public Financing Authority[1]	5.625	01/01/2022	10/31/2014	A	4,242,115

2,365,000	Apple Valley, CA Public Financing Authority (Town Hall Annex)[1]	5.000	09/01/2027	09/01/2017	A	2,601,429

470,000	CA Communities Transportation Revenue COP	5.000	06/01/2022	06/01/2022		545,369

20      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$145,000	CA Communities Transportation Revenue COP	5.000%	06/01/2021	06/01/2021		$167,775

425,000	CA Communities Transportation Revenue COP	5.000	06/01/2020	06/01/2020		489,438

4,270,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750	06/01/2029	12/01/2014	A	4,269,530

9,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2027	12/01/2014	A	8,999,100

280,000	CA County Tobacco Securitization Agency (TASC)[1]	5.000	06/01/2026	06/01/2015	A	280,034

135,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2042	04/15/2029	B	134,661

2,505,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875	06/01/2043	12/01/2014	A	2,504,724

1,610,000	CA County Tobacco Securitization Agency (TASC)[1]	5.500	06/01/2033	01/10/2018	B	1,578,943

1,005,000	CA County Tobacco Securitization Agency (TASC)[1]	5.625	06/01/2023	12/01/2014	A	1,004,930

2,590,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000	06/01/2029	06/07/2017	B	2,530,793

27,000,000	CA GO	5.000	10/01/2029	04/01/2018	A	30,198,150

3,620,000	CA GO1	6.500	04/01/2033	04/01/2019	A	4,427,369

2,360,000	CA GO1	5.375	06/01/2026	12/01/2014	A	2,380,272

5,765,000	CA Health Facilities Financing Authority (CHCW)[1]	5.250	03/01/2024	03/01/2016	A	6,119,547

1,550,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)[1]	5.125	07/01/2018	10/31/2014	A	1,556,060

100,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)	5.750	07/01/2015	10/31/2014	A	100,462

50,000,000	CA Health Facilities Financing Authority (Stanford Hospital)[2]	5.750	11/15/2031	09/30/2027	A	59,127,000

50,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2033	02/01/2018	A	51,274

4,190,000	CA HFA (Home Mtg.)[1]	5.000	02/01/2042	02/01/2042		4,357,139

415,000	CA HFA (Home Mtg.)[1]	4.350	08/01/2017	02/01/2017	A	427,898

2,000,000	CA HFA (Home Mtg.)[1]	4.625	08/01/2016	08/01/2016		2,082,820

1,050,000	CA HFA (Home Mtg.)[1]	5.300	08/01/2023	08/01/2017	A	1,080,733

3,000,000	CA HFA (Home Mtg.)[1]	5.450	08/01/2028	08/01/2017	A	3,070,230

5,435,000	CA HFA (Home Mtg.)[1]	5.500	08/01/2042	02/01/2015	A	5,618,975

175,000	CA HFA (Home Mtg.)[1]	4.300	02/01/2016	02/01/2016		180,612

165,000	CA HFA (Home Mtg.)[1]	4.550	08/01/2021	02/01/2016	A	167,554

780,000	CA HFA (Home Mtg.)[1]	4.150	02/01/2016	02/01/2016		799,828

1,180,000	CA HFA (Home Mtg.)[1]	4.625	02/01/2016	02/01/2016		1,214,963

1,270,000	CA HFA (Home Mtg.)[1]	5.500	02/01/2042	02/01/2016	A	1,296,543

3,000,000	CA HFA (Home Mtg.)[1]	4.950	08/01/2026	02/01/2016	A	3,028,740

320,000	CA HFA (Home Mtg.)[1]	5.500	02/01/2042	02/01/2016	A	328,653

2,220,000	CA HFA (Multifamily Hsg.)[1]	6.000	02/01/2038	10/31/2014	A	2,279,718

115,000	CA HFA (Multifamily Hsg.)	5.950	08/01/2028	10/31/2014	A	115,466

940,000	CA HFA (Multifamily Hsg.), Series A1	5.200	08/01/2022	10/31/2014	A	951,412

21      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$12,990,000	CA HFA (Multifamily Hsg.), Series B1	5.400%	08/01/2028	10/31/2014	A	$13,316,828

2,000,000	CA HFA, Series A1	4.850	08/01/2026	08/01/2015	A	2,010,360

285,000	CA HFA, Series B1	4.800	02/01/2023	08/01/2017	A	293,698

825,000	CA HFA, Series C1	5.750	08/01/2030	02/01/2016	A	861,853

1,010,000	CA Public Works[1]	6.625	11/01/2034	05/08/2016	A	1,014,707

25,000	CA Public Works (Dept. of General Services)	5.250	03/01/2015	10/31/2014	A	25,104

4,500,000	CA Public Works (Dept. of General Services)	5.000	12/01/2027	10/31/2014	A	4,515,255

1,500,000	CA Public Works (Dept. of General Services)[1]	6.125	04/01/2028	04/01/2019	A	1,805,730

625,000	CA Public Works (Judicial Council)	5.000	03/01/2025	03/01/2023	A	740,712

70,000	CA Public Works (Various Community Colleges)	5.200	09/01/2017	10/31/2014	A	70,286

600,000	CA Public Works (Various Community Colleges)[1]	5.750	10/01/2030	10/01/2019	A	714,960

2,340,000	CA Statewide CDA (Bakersfield Reassessment District)[1]	5.000	09/02/2022	07/03/2020	B	2,506,655

255,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	5.625	05/01/2029	05/17/2020	B	253,409

10,000	CA Veterans GO, Series BZ1	5.350	12/01/2021	10/31/2014	A	10,027

220,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	10/01/2019	A	258,623

350,000	Chico, CA Public Financing Authority[1]	5.000	04/01/2019	10/31/2014	A	351,064

3,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000	12/01/2027	12/01/2015	A	3,214,680

2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.000	12/01/2027	12/01/2015	A	2,143,120

2,295,000	Corona, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2023	10/31/2014	A	2,303,446

5,375,000	El Centro, CA Financing Authority (El Centro Redevel.)[1]	6.000	11/01/2021	05/25/2018	A	6,505,792

2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.500	09/01/2032	10/31/2014	A	2,534,225

2,245,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)[1]	5.000	10/01/2022	10/01/2015	A	2,341,580

5,155,000	Fontana, CA Special Tax Community Facilities District No. 2-A1	5.250	09/01/2017	03/01/2015	A	5,244,697

165,000	Fresno, CA Joint Powers Financing Authority	5.500	06/01/2015	10/31/2014	A	165,741

105,000	Fresno, CA Joint Powers Financing Authority (Exhibit Hall Expansion)[1]	4.750	09/01/2018	10/31/2014	A	105,051

4,785,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2023	09/01/2015	A	4,974,199

4,790,000	Fullerton, CA Public Financing Authority[1]	5.000	09/01/2022	09/01/2015	A	4,979,397

2,750,000	Huntington Park, CA Public Financing Authority	5.000	09/01/2022	10/31/2014	A	2,814,570

1,000,000	Los Angeles County, CA Public Works Financing Authority[1]	5.000	09/01/2024	09/01/2016	A	1,086,310

22      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$3,140,000	Los Angeles, CA Community Redevel. Agency (Bunker Hill)[1]	5.000%	12/01/2021	12/01/2014	A	$3,163,456

1,930,000	Los Angeles, CA Dept. of Airports (Ontario International Airport)[1]	5.000	05/15/2023	05/15/2016	A	2,056,318

3,840,000	Los Angeles, CA Multifamily Hsg. (LA Colorado Terrace)	5.200	11/20/2032	10/31/2014	A	3,898,560

100,000	Los Angeles, CA State Building Authority	5.300	10/01/2014	10/01/2014		100,015

6,750,000	Los Angeles, CA Unified School District COP	5.000	10/01/2024	10/01/2022	A	7,997,940

2,000,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2022	10/01/2022		2,402,780

7,795,000	Los Angeles, CA Unified School District COP (Headquarters Building)	5.000	10/01/2023	10/01/2022	A	9,304,969

155,000	Maywood, CA Public Financing Authority[1]	7.000	09/01/2028	03/01/2015	A	155,668

3,820,000	Montclair, CA Redevel. Agency Tax Allocation[1]	5.300	10/01/2030	10/31/2014	A	3,825,959

8,715,000	Montebello, CA COP[1]	5.375	11/01/2026	10/10/2014	A	8,727,724

1,600,000	Mountain House, CA Public Financing Authority Unity System[1]	5.000	12/01/2027	12/01/2017	A	1,697,984

2,065,000	Mountain House, CA Public Financing Authority Utility System[1]	5.000	12/01/2032	12/01/2017	A	2,168,147

4,290,000	Mountain House, CA Public Financing Authority Utility System[1]	5.200	12/01/2032	09/20/2017	A	4,530,926

1,080,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2025	09/01/2022	A	1,231,081

605,000	North City, CA West School Facilities Financing Authority Special Tax	5.000	09/01/2026	09/01/2022	A	684,170

310,000	Northern, CA Inyo County Local Hospital District[1]	6.000	12/01/2021	05/26/2019	A	355,055

250,000	Oakland, CA Building Authority (Elihu M Harris)[1]	5.000	04/01/2017	10/31/2014	A	250,618

9,275,000	Oakland, CA Unified School District	5.250	08/01/2024	10/31/2014	A	9,311,080

1,000,000	Oakland, CA Unified School District	5.500	08/01/2032	08/01/2022	A	1,117,460

5,455,000	Oakland, CA Unified School District[1]	5.000	08/01/2025	08/01/2015	A	5,559,191

1,215,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	03/02/2015	A	1,250,660

2,935,000	Orange, CA Redevel. Agency Tax Allocation	4.800	09/01/2023	10/31/2014	A	2,945,126

2,680,000	Oroville, CA Public Financing Authority[1]	5.000	09/15/2030	10/31/2014	A	2,699,028

1,550,000	Oxnard, CA Financing Authority Wastewater (Redwood Trunk Sewer & Headworks)[1]	5.000	06/01/2022	12/01/2014	A	1,583,434

1,275,000	Pacifica, CA COP[1]	5.000	01/01/2022	01/01/2016	A	1,364,084

65,000	Palm Springs, CA Financing Authority (Palm Springs Regional Airport)	5.500	01/01/2028	10/31/2014	A	65,251

235,000	Palmdale, CA Civic Authority (Park Improvement & Avenue S Construction)[1]	5.000	09/01/2032	10/31/2014	A	235,221

23      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$1,500,000	Paramount, CA Redevel. Agency Tax Allocation	5.000%	08/01/2023	10/31/2014	A	$1,505,520

125,000	Perris, CA Public Financing Authority (Central North)[1]	6.750	10/01/2035	10/01/2018	A	144,600

940,000	Rancho Cucamonga, CA Public Finance Authority	5.000	09/01/2024	03/01/2015	A	974,667

2,000,000	Redding, CA Redevel. Agency Tax Allocation (Canby-Hilltop-Cyprus Redevel.)	5.000	09/01/2022	10/31/2014	A	2,007,360

300,000	Riverside County, CA Public Financing Authority COP[1]	5.750	05/15/2019	06/26/2017	B	229,236

1,035,000	Riverside County, CA Redevel. Agency	4.500	08/01/2023	10/27/2014	A	1,038,405

190,000	Riverside County, CA Redevel. Agency (215 Corridor Redevel.)[1]	6.500	12/01/2021	10/01/2018	B	206,205

40,000	Rocklin, CA Unified School District Community District No. 1[1]	4.625	09/01/2018	10/31/2014	A	40,107

2,000,000	Rowland, CA Unified School District[1]	5.000	08/01/2028	02/01/2015	A	2,028,680

5,785,000	Sacramento County, CA COP[1]	5.000	02/01/2031	02/01/2016	A	6,031,499

5,395,000	Sacramento County, CA COP (Juvenile Courthouse)	5.000	12/01/2034	10/31/2014	A	5,414,368

25,000	Sacramento County, CA COP (Public Facilities)	4.400	06/01/2019	10/31/2014	A	25,086

5,000,000	Sacramento County, CA Airport System[1]	5.750	07/01/2024	07/01/2018	A	5,633,700

10,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		11,641

25,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2019	10/01/2019		28,919

600,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2020	10/01/2020		698,430

225,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		262,274

125,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2022	10/01/2022		145,859

1,000,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2021	10/01/2021		1,165,660

50,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2018	10/01/2018		56,920

150,000	San Bernardino, CA Joint Powers Financing Authority[1]	5.750	10/01/2017	10/01/2017		167,265

22,500,000	San Francisco, CA City & County Airports Commission	5.500	05/01/2027	05/01/2018	A	25,257,150

425,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	6.125	01/01/2027	10/31/2014	A	426,925

530,000	San Joaquin Hills, CA Transportation Corridor Agency[1]	5.250	01/15/2030	10/31/2014	A	530,000

500,000	San Jose, CA Redevel. Agency[1]	5.000	08/01/2026	08/01/2017	A	537,860

2,450,000	San Marcos, CA Public Facilities Authority[1]	5.000	08/01/2026	02/01/2015	A	2,485,991

24      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

California (Continued)

$1,760,000	San Marcos, CA Public Facilities Authority[1]	5.000%	09/01/2030	09/01/2017	A	$1,853,861

100,000	Saugus, CA Union School District Special Tax	4.625	09/01/2025	03/01/2015	A	103,458

125,000	Saugus, CA Union School District Special Tax	4.500	09/01/2024	03/01/2015	A	129,299

200,000	Saugus, CA Union School District Special Tax	4.250	09/01/2022	03/01/2015	A	206,894

185,000	Saugus, CA Union School District Special Tax	4.375	09/01/2023	03/01/2015	A	191,347

500,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.250	09/01/2029	09/01/2019	A	590,885

17,090,000	Southern CA Tobacco Securitization Authority[1]	4.750	06/01/2025	04/25/2020	B	16,883,382

110,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[1]	5.375	09/01/2021	09/01/2021		108,963

6,615,000	Val Verde, CA Unified School District[1]	5.500	08/01/2033	08/01/2018	A	7,525,158

1,000,000	Washington Township, CA Health Care District[1]	5.250	07/01/2029	10/31/2014	A	1,002,750

3,200,000	West Covina, CA Public Financing Authority (Big League Dreams)[1]	5.000	06/01/2030	06/01/2016	A	3,297,792

						405,255,067

Colorado—0.9%

1,975,000	CO E-470 Public Highway Authority[1]	5.500	09/01/2024	09/01/2015	A	2,054,849

3,770,000	CO E-470 Public Highway Authority[1]	5.500	09/01/2024	09/01/2015	A	3,922,421

7,675,000	CO E-470 Public Highway Authority[1]	5.500	09/01/2024	09/01/2015	A	7,985,300

3,580,000	CO E-470 Public Highway Authority[1]	5.500	09/01/2024	09/01/2015	A	3,724,739

1,175,000	CO Health Facilities Authority (AHSSunbelt/ABH/AGH/AHSGA/AHH/ CVH&OCC/ FHosp/ FHW/ FHZ/ JCH/ MHSys/ MH/ MHFlagler/ MHWV/ MAH/ PAHS/ SMMC/ SVHC Obligated Group)[1]	5.125 [3]	11/15/2025	11/15/2016	A	1,280,351

2,000,000	CO Health Facilities Authority (Valley View Hospital Association)[1]	5.500	05/15/2028	05/08/2018	A	2,143,440

3,900,000	CO Regional Transportation District (Denver Transportation Partners)[1]	6.000	01/15/2034	07/15/2020	A	4,382,976

265,000	Denver, CO City & County Airport	6.125	11/15/2025	10/31/2014	A	266,322

1,750,000	Denver, CO City & County Airport	5.000	11/15/2026	11/15/2022	A	2,017,698

1,410,000	Denver, CO City & County Airport	5.000	11/15/2023	11/15/2022	A	1,664,294

125,000	Denver, CO City & County Airport[1]	5.000	11/15/2018	11/15/2015	A	131,726

						29,574,116

Connecticut—0.0%
335,000	CT H&EFA (Hospital for Special Care/HSC Community Services/Foundation of Special Care Obligated Group)[1]	5.250	07/01/2027	07/01/2017	A	350,956

25      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Connecticut (Continued)

$1,210,000	Eastern CT Res Rec (Wheelabrator Lisbon)[1]	5.500%	01/01/2020	10/31/2014	A	$1,212,275

						1,563,231

District of Columbia—2.6%
200,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450	11/01/2034	11/01/2014	A	200,008

2,915,000	District of Columbia (United Negro College Fund)[1]	6.875	07/01/2040	07/01/2020	A	3,420,927

3,700,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000	10/01/2030	10/01/2022	A	3,883,002

100,000	District of Columbia Tax Increment (Mandarin Oriental Hotel)	5.250	07/01/2022	10/31/2014	A	100,412

24,410,000	District of Columbia Tobacco Settlement Financing Corp.	6.750	05/15/2040	11/15/2014	A	24,406,583

43,735,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500	05/15/2033	08/08/2021	B	50,588,274

6,285,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.250	05/15/2024	12/11/2015	B	6,282,172

						88,881,378

Florida—7.5%
2,325,000	Arborwood, FL Community Devel. District (Centex Homes)[1]	5.250	05/01/2016	05/01/2016		2,300,936

810,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000	04/01/2028	04/01/2023	A	887,144

570,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000	04/01/2029	04/01/2023	A	619,949

970,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000	04/01/2026	04/01/2023	A	1,073,024

1,545,000	Broward County, FL Fuel System (Ft. Lauderdale Fuel Facilities)	5.000	04/01/2027	04/01/2023	A	1,703,440

245,000	Broward County, FL HFA	5.400	10/01/2038	04/01/2016	A	246,232

45,000	Broward County, FL HFA (Golden Villas)[1]	6.750 [3]	10/01/2045	04/01/2016	A	46,260

20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.700	11/01/2029	11/01/2014	A	20,029

20,000	Broward County, FL HFA (Heron Pointe Apartments)[1]	5.650	11/01/2022	11/01/2014	A	20,037

760,000	Broward County, FL HFA (Pembroke Villas)[1]	5.550	01/01/2023	10/31/2014	A	763,420

50,000	Broward County, FL HFA (Venice Homes Apartments)[1]	5.650	01/01/2022	10/31/2014	A	50,231

1,690,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2024	09/01/2017	A	1,753,037

2,465,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.750	09/01/2025	09/01/2017	A	2,555,170

26      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$2,030,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500%	09/01/2023	09/01/2017	A	$2,114,164

2,160,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2021	09/01/2017	A	2,270,160

1,895,000	Cape Coral, FL Utility Improvement Assessment (Southwest 5 & Surfside Areas)[1]	4.500	09/01/2022	09/01/2017	A	1,980,408

20,000	Celebration, FL Community Devel. District[1]	5.000	05/01/2022	11/01/2014	A	20,035

30,000	Celebration, FL Community Devel. District[1]	5.000	05/01/2020	11/01/2014	A	30,067

550,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.950	11/01/2027	11/01/2014	A	550,484

380,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.000	11/01/2032	11/01/2014	A	380,296

770,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	6.050	11/01/2039	11/01/2014	A	770,624

70,000	Dade County, FL HFA (Golden Lakes Apartments)[1]	5.900	11/01/2022	11/01/2014	A	70,094

70,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.650	09/01/2017	10/31/2014	A	70,208

130,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.700	09/01/2022	10/31/2014	A	130,251

230,000	Dade County, FL HFA (Siesta Pointe Apartments)[1]	5.750	09/01/2029	10/31/2014	A	230,340

850,000	East Homestead FL Community Devel. District[1]	7.250	05/01/2021	05/01/2021		914,702

1,125,000	East Homestead, FL Community Devel. District	4.125	11/01/2023	08/08/2019	A	1,125,596

11,965,000	Escambia County, FL Environmental Improvement (International Paper Company)[1]	5.750	11/01/2027	11/01/2014	A	11,976,008

4,240,000	Escambia County, FL Health Facilities Authority[1,4]	5.950	07/01/2020	08/29/2018	B	4,513,310

30,000	FL Agriculture & Mechanical University	5.300	07/01/2017	10/31/2014	A	30,121

10,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	02/01/2015	A	10,161

500,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2020	04/01/2020		566,780

1,000,000	FL HEFFA (Nova Educational Facilities)	5.000	04/01/2022	04/01/2022		1,140,710

150,000	FL HFA[1]	6.300	09/01/2036	10/31/2014	A	150,157

30,000	FL HFA (Grand Court Apartments)[1]	5.300	08/15/2031	10/31/2014	A	30,031

30,000	FL HFA (Homeowner Mtg.)[1]	5.900	07/01/2029	10/31/2014	A	30,202

30,000	FL HFA (Landings at Sea Forest)[1]	5.850	12/01/2018	10/31/2014	A	30,048

215,000	FL HFA (Landings at Sea Forest)[1]	6.050	12/01/2036	10/31/2014	A	215,200

110,000	FL HFA (Spinnaker Cove Apartments)[1]	6.375	07/01/2026	10/31/2014	A	110,126

75,000	FL HFA (Stoddert Arms Apartments)[1]	6.300	09/01/2036	10/31/2014	A	75,079

50,000	FL HFA (Westlake Apartments)[1]	5.300	09/01/2031	10/31/2014	A	50,051

10,000	FL HFA (Windchase Apartments)	5.750	12/01/2017	10/31/2014	A	10,015

27      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$60,000	FL HFA (Windchase Apartments)[1]	6.000%	06/01/2039	10/31/2014	A	$60,049

145,000	FL HFA (Windchase Apartments)[1]	6.000	06/01/2039	10/31/2014	A	145,106

65,000	FL HFA (Windchase Apartments), Series C1	5.900	12/01/2027	10/31/2014	A	65,055

420,000	FL HFA (Worthington Apartments)[1]	6.200	12/01/2035	10/31/2014	A	420,412

320,000	FL HFA (Worthington Apartments)[1]	6.050	12/01/2025	10/31/2014	A	320,310

10,000	FL HFA (Worthington Apartments)	5.950	12/01/2015	10/31/2014	A	10,021

15,000	FL HFC (Andrews Place Apartments)[1]	5.000	11/01/2033	11/01/2014	A	15,010

45,000	FL HFC (Grande Court Apartments)[1]	5.375	02/15/2035	10/31/2014	A	45,040

240,000	FL HFC (Hampton Court Apartments)[1]	5.600	03/01/2032	10/31/2014	A	242,040

3,500,000	FL HFC (Hampton Court Apartments)[1]	5.550	09/01/2025	10/31/2014	A	3,581,270

10,000	FL HFC (Heron Cove Apartments)[1]	5.150	11/01/2029	11/01/2014	A	10,075

45,000	FL HFC (Heron Cove Apartments)[1]	5.150	11/01/2023	11/01/2014	A	45,064

825,000	FL HFC (Homeowner Mtg.)[1]	5.200	07/01/2028	04/01/2015	A	845,146

470,000	FL HFC (Homeowner Mtg.)[1]	5.750	01/01/2037	01/01/2016	A	475,931

110,000	FL HFC (Peacock Run Apartments)[1]	5.400	08/01/2042	10/31/2014	A	110,081

10,000	FL HFC (Pinnacle Lakes Apartments)[1]	5.250	08/15/2028	10/31/2014	A	10,012

5,910,000	FL HFC (Valencia Trace of Orlando)[1]	5.450	12/01/2035	10/31/2014	A	5,969,277

15,000	FL HFC (Westlake Apartments)[1]	5.200	09/01/2026	10/31/2014	A	15,020

295,000	FL HFC (Westwood Apartments)[1]	5.450	02/01/2041	10/31/2014	A	295,230

265,000	FL HFC (Woodridge Apartments)[1]	5.850	10/01/2033	10/31/2014	A	265,178

35,000	FL HFC (Woodridge Apartments)[1]	6.000	10/01/2039	10/31/2014	A	35,026

45,000	FL HFC (Woods Vero Beach)[1]	5.750	10/01/2024	10/31/2014	A	45,066

55,000	FL HFC (Woods Vero Beach)[1]	5.900	10/01/2039	10/31/2014	A	55,043

220,000	FL HFC (Woods Vero Beach)[1]	5.800	10/01/2027	10/31/2014	A	221,197

10,000	FL Municipal Loan Council[1]	5.000	11/01/2026	11/01/2014	A	10,018

8,480,000	Fort Pierce, FL Redevel. Agency[1]	5.000	05/01/2031	05/01/2016	A	8,678,941

10,000	Gainesville, FL Utilities System	6.000	10/01/2014	10/01/2014		10,002

435,000	Halifax, FL Hospital Medical Center[1]	5.375	06/01/2031	06/01/2018	A	473,071

1,640,000	Halifax, FL Hospital Medical Center[1]	5.250	06/01/2026	06/01/2016	A	1,681,098

230,000	Hamal, FL Community Devel. District[1]	4.750	05/01/2031	05/01/2017	A	234,786

15,000	Hialeah Gardens, FL Health Facilities Authority (CHS/SJRNC/VMNRC Obligated Group)[1]	5.250	08/15/2031	08/15/2017	A	15,703

3,500,000	Hialeah Gardens, FL Health Facilities Authority (SJRNC/VMNRC/SJR/CHFTEH/SANC Obligated Group)[1]	5.250	08/15/2024	08/15/2017	A	3,699,045

20,000	Hialeah, FL Hsg. Authority[1]	5.300	12/20/2018	10/31/2014	A	20,054

2,000,000	Hillsborough County, FL IDA (National Gypsum Company)[1]	7.125	04/01/2030	04/01/2015	A	2,016,040

7,815,000	Hillsborough County, FL School Board[1]	4.750	10/01/2022	10/01/2015	A	7,970,284

7,000,000	Hillsborough County, FL School Board[1]	4.750	10/01/2021	10/01/2015	A	7,153,580

4,165,000	Hillsborough County, FL School Board[1]	5.000	10/01/2020	10/01/2015	A	4,280,662

10,555,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2025	06/01/2016	A	11,034,514

2,910,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.875	06/01/2031	06/01/2016	A	3,016,157

28      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$10,000,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.750%	10/01/2024	10/01/2015	A	$10,274,700

3,665,000	Jacksonville, FL EDC (Met Packaging Solutions)[1]	5.500	10/01/2030	10/01/2015	A	3,727,891

2,000,000	Jacksonville, FL Sales Tax (Better Jacksonville)	5.000	10/01/2026	10/01/2022	A	2,310,020

2,800,000	Jacksonville, FL Transit	5.000	10/01/2027	10/01/2022	A	3,306,548

2,770,000	Lake County, FL School Board[1]	5.000	06/01/2018	06/01/2015	A	2,856,729

6,420,000	Lee County, FL Solid Waste System[1]	5.000	10/01/2020	10/01/2016	A	6,852,772

15,000	Lee County, FL Transporation Facilities[1]	5.000	10/01/2027	10/31/2014	A	15,056

20,000	Leesburg, FL Hospital (CFHA/TVTCMC Obligated Group)[1]	5.500	07/01/2032	10/31/2014	A	20,057

90,000	Leesburg, FL Hospital (CFHA/TVTCMC Obligated Group)[1]	5.375	07/01/2022	10/31/2014	A	90,285

150,000	Miami Beach, FL Water & Sewer	5.750	09/01/2025	10/31/2014	A	150,690

5,740,000	Miami, FL (Homeland Defense)[1]	5.000	01/01/2026	01/01/2017	A	5,912,717

4,500,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2025	02/01/2021	A	5,200,335

4,000,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2029	02/01/2021	A	4,614,000

5,055,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2026	02/01/2021	A	5,813,452

4,180,000	Miami, FL Special Obligation, Series A1	6.000	02/01/2028	02/01/2021	A	4,837,138

5,355,000	Miami, FL Special Obligation, Series A1	5.750	02/01/2027	02/01/2021	A	6,128,958

75,000	Miami-Dade County, FL Aviation[1]	5.125	10/01/2035	10/31/2014	A	75,086

15,000	Miami-Dade County, FL Aviation[1]	5.000	10/01/2033	10/31/2014	A	15,018

4,940,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.200	10/01/2039	10/31/2014	A	4,946,916

80,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.100	10/01/2029	10/31/2014	A	80,136

35,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)[1]	6.050	10/01/2019	10/31/2014	A	35,091

10,000	Miami-Dade County, FL HFA (Country Club Villas Apartments)	6.000	10/01/2015	10/21/2014	A	10,036

1,010,000	Miami-Dade County, FL HFA (Homeownership Mtg.)[1,4]	5.450	10/01/2038	04/01/2016	A	1,015,858

20,000	Miami-Dade County, FL HFA (Villa Esperanza Apartments)[1]	5.400	10/01/2033	10/31/2014	A	20,008

6,500,000	Miami-Dade County, FL School Board COP[1]	5.000	11/01/2031	11/01/2016	A	6,920,420

100,000	Miami-Dade County, FL Special Obligation (Juvenile Courthouse)	5.000	04/01/2032	10/31/2014	A	100,356

1,095,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2023	04/01/2022	A	1,222,272

1,520,000	Orlando, FL Community Redevel. Agency (Conroy Road District)	5.000	04/01/2022	04/01/2022		1,712,310

1,200,000	Orlando, FL Tourist Devel. Tax[1]	5.250	11/01/2023	11/01/2017	A	1,280,016

730,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.500	12/01/2021	10/14/2014	A	731,518

10,385,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.625	12/01/2031	10/14/2014	A	10,407,120

29      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$20,000	Palm Beach County, FL HFA (BRCH Corp.)[1]	5.000%	12/01/2023	10/14/2014	A	$20,038

100,000	Palm Beach County, FL HFA (Riverview House)[1]	5.250	09/01/2031	10/31/2014	A	100,564

10,000	Palm Beach County, FL HFA (Riverview House)[1]	5.150	09/01/2019	10/31/2014	A	10,021

200,000	Palm Beach County, FL School Board[1]	5.000	08/01/2020	08/01/2015	A	207,966

700,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.250	08/01/2016	08/01/2016		725,928

1,170,000	Panama City Beach, FL Capital Improvement (Front Beach Road)[1]	5.000	11/01/2031	11/01/2016	A	1,249,946

850,000	Pasco County, FL HFA (Pasco Woods)[1]	5.800	08/01/2029	10/31/2014	A	851,292

35,000	Pasco County, FL HFA (Pasco Woods)[1]	5.700	08/01/2019	10/31/2014	A	35,085

1,225,000	Pembroke Harbor, FL Community Devel. District Special Assessment[1]	7.000	05/01/2038	11/01/2014	A	1,241,476

765,000	Poinciana, FL West Community Devel. District[1]	5.875	05/01/2022	01/08/2017	A	778,212

3,025,000	Polk County, FL HFA (Wilmington Apartments)[1]	5.000	07/01/2033	10/31/2014	A	3,096,178

3,335,000	Port St. Lucie, FL Special Assessment (Southwest Annexation District)[1]	5.000	07/01/2027	07/01/2017	A	3,607,269

25,000	Quincy, FL Utilities[1]	5.000	10/01/2029	10/31/2014	A	25,021

285,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	03/11/2026	B	171,804

10,025,000	Seminole Tribe, FL Special Obligation[1]	5.750	10/01/2022	10/01/2017	A	10,922,438

805,000	South Fork, FL Community Devel. District Special Assessment[1]	6.150	05/01/2033	11/01/2014	A	806,022

360,000	South-Dade, FL Venture Community Devel. District	4.250	05/01/2020	05/01/2020		382,381

2,250,000	Sumter Landing, FL Community Devel. District[1,4]	5.000	10/01/2020	08/17/2015	A	2,308,298

4,650,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)	6.250	12/01/2020	10/31/2014	A	4,669,763

3,855,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Healthcare)	6.375	12/01/2030	10/31/2014	A	3,867,220

40,000	Tallahassee, FL Health Facilities (Tallahassee Memorial Medical Center)[1]	6.000	12/01/2015	10/31/2014	A	40,195

550,000	Tamarac, FL Industrial Devel. (Sunbelt Precision Products)[1]	6.500	08/01/2017	10/31/2014	A	550,160

200,000	Village Center, FL Community Devel. District[1]	5.125	11/01/2036	11/01/2014	A	202,848

2,475,000	Village Center, FL Community Devel. District[1]	5.875	01/01/2015	01/01/2015		2,509,848

5,595,000	Village Center, FL Community Devel. District[1]	5.000	11/01/2032	11/01/2014	A	5,618,107

470,000	Village Center, FL Community Devel. District[4]	5.250	10/01/2023	10/01/2014	A	470,066

14,410,000	Village Center, FL Community Devel. District Recreational[1]	5.375	11/01/2034	11/01/2014	A	14,618,225

205,000	Village, FL Community Devel. District[1]	7.625	05/01/2017	11/01/2014	A	206,087

30      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Florida (Continued)

$1,000,000	Waterford Estates, FL Community Devel. District Special Assessment[5]	5.125%	05/01/2013	05/01/2013		$293,940

153,844	Watergrass, FL Community Devel. District Special Assessment[1]	6.960	11/01/2017	11/01/2017		146,118

						255,645,976

Georgia—1.8%
810,000	Albany-Dougherty, GA Payroll Devel. Authority (Proctor & Gamble Company)[1]	5.300	05/15/2026	10/31/2014	A	811,223

1,100,000	Atlanta, GA Airport	5.000	01/01/2026	01/01/2022	A	1,257,410

1,000,000	Atlanta, GA Airport	5.000	01/01/2027	01/01/2022	A	1,133,980

1,000,000	Atlanta, GA Airport	5.000	01/01/2025	01/01/2022	A	1,150,180

40,000	Atlanta, GA GO1	5.000	12/01/2016	06/09/2016	B	42,816

100,000	Atlanta, GA Tax Allocation (Eastside)[1]	5.625	01/01/2016	01/05/2015	A	103,177

95,000	Atlanta, GA Water & Wastewater Authority	5.000	11/01/2033	11/01/2014	A	95,318

350,000	Atlanta, GA Water & Wastewater Authority[1]	6.250	11/01/2039	11/01/2019	A	414,971

220,000	Atlanta, GA Water & Wastewater Authority[1]	6.000	11/01/2028	11/01/2019	A	265,402

9,000,000	Burke County, GA Devel. Authority (Oglethorpe Power Corp.)[1]	5.700	01/01/2043	01/01/2018	A	9,712,800

7,310,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	10/31/2014	A	7,328,860

13,790,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	03/15/2021	A	15,504,235

55,000	GA Hsg. & Finance Authority (Single Family Mtg.)[1]	5.000	12/01/2026	12/01/2015	A	55,922

140,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2018	10/31/2014	A	140,529

10,000	GA Municipal Assoc. (Atlanta Detention Center)	5.000	12/01/2023	10/31/2014	A	10,037

1,600,000	GA Private Colleges & University Authority (Mercer University)	5.250	10/01/2027	10/01/2022	A	1,796,928

5,000	Henry County, GA Hospital Authority (Henry County Medical Center)[1]	4.625	07/01/2023	10/31/2014	A	5,067

13,500,000	Henry County, GA Hospital Authority (Henry County Medical Center)[1]	5.000	07/01/2034	10/31/2014	A	13,659,840

115,000	Macon-Bibb County, GA Industrial Authority[1]	6.100	05/01/2018	11/01/2014	A	115,407

2,035,000	Randolph County, GA GO	5.000	04/01/2022	01/12/2020	B	2,262,940

50,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.800	12/01/2020	10/24/2014	A	50,183

5,000,000	Richmond County, GA Devel. Authority (International Paper Company)[1]	5.000	08/01/2030	10/31/2014	A	5,003,550

55,000	Tift County, GA Devel. Authority (First ABAC/Abraham Baldwin Agricultural College Obligated Group)	5.000	09/01/2023	10/31/2014	A	55,217

						60,975,992

31      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Hawaii—0.4%
$25,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric Company)[1]	5.500%	12/01/2014	10/31/2014	A	$25,055

11,810,000	HI Hsg. & Community Devel. Corp. (Rent Hsg. System)[1]	4.600	07/01/2025	10/31/2014	A	12,077,378

						12,102,433

Idaho—0.0%
20,000	ID Health Facilities Authority (Gritman Medical Center)[1]	5.100	06/01/2028	10/31/2014	A	20,051

15,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.550	07/01/2016	10/31/2014	A	15,050

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.750	07/01/2016	10/31/2014	A	5,017

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.300	07/01/2027	01/01/2016	A	5,102

10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.625	07/01/2015	10/31/2014	A	10,034

10,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.800	01/01/2021	10/31/2014	A	10,085

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	5.400	07/01/2020	10/31/2014	A	5,011

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)	5.750	01/01/2031	10/31/2014	A	5,028

15,000	ID Hsg. & Finance Assoc. (Single Family Mtg.)[1]	6.000	07/01/2029	10/31/2014	A	15,118

5,000	ID Hsg. & Finance Assoc. (Single Family Mtg.), Series H-2[1]	6.200	07/01/2028	10/31/2014	A	5,016

35,000	ID Water Resource Board (United Waterworks)[1]	5.000	09/01/2031	10/31/2014	A	35,036

130,000	Power County, ID Industrial Devel. Corp. (FMC Corp.)[1]	6.450	08/01/2032	10/31/2014	A	130,235

1,000,000	Power County, ID Pollution Control (FMC Corp.)[1]	5.625	10/01/2014	10/01/2014		1,009,760

						1,270,543

Illinois—11.1%
275,000	Bedford Park, IL Tax[1]	5.125	12/30/2018	12/30/2015	A	281,424

14,450,000	Carol Stream, IL Park District	5.500	01/01/2037	01/01/2018	A	15,360,061

17,700,000	Centerpoint, IL Intermodal Center Program	3.840 [3]	06/15/2023	12/16/2014	A	17,721,240

5,170,000	Chicago, IL Board of Education[1]	5.000	12/01/2026	12/01/2017	A	5,568,710

3,840,000	Chicago, IL Board of Education[1]	5.000	12/01/2023	12/01/2017	A	4,034,150

100,000	Chicago, IL Board of Education	5.000	12/01/2022	10/31/2014	A	100,381

32,965,000	Chicago, IL Board of Education[2]	5.250	12/01/2024	11/01/2023	A	36,428,828

9,915,000	Chicago, IL Board of Education[1]	5.000	12/01/2028	12/01/2018	A	10,251,317

2,675,000	Chicago, IL Board of Education[1]	5.250	12/01/2024	12/01/2018	A	2,809,633

20,000	Chicago, IL Building Acquisition COP	5.400	01/01/2018	10/31/2014	A	20,078

4,000,000	Chicago, IL GO1	5.000	01/01/2029	01/01/2017	A	4,132,640

1,225,000	Chicago, IL GO1	5.000	01/01/2027	01/01/2017	A	1,264,543

155,000	Chicago, IL GO1	5.000	01/01/2022	01/01/2015	A	156,209

32        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$750,000	Chicago, IL GO1	5.000%	01/01/2026	07/01/2015	A	$765,255

5,825,000	Chicago, IL GO1	5.000	01/01/2028	01/01/2016	A	6,011,691

3,000,000	Chicago, IL GO1	5.000	01/01/2025	01/01/2016	A	3,104,850

3,140,000	Chicago, IL GO1	5.650	01/01/2030	01/01/2016	A	3,286,952

175,000	Chicago, IL GO1	5.000	01/01/2027	10/31/2014	A	175,416

20,000	Chicago, IL Multifamily Hsg. (Archer Courts Apartments)[1]	5.500	12/20/2019	10/31/2014	A	20,046

75,000	Chicago, IL Multifamily Hsg. (Hearts United Apartments)[1]	5.600	01/01/2041	01/01/2016	A	76,171

34,620,000	Chicago, IL O’Hare International Airport	6.000	01/01/2029	10/31/2014	A	34,769,212

2,555,000	Chicago, IL O’Hare International Airport[1]	5.250	01/01/2027	10/31/2014	A	2,563,713

75,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2034	10/31/2014	A	75,079

50,000	Chicago, IL O’Hare International Airport (General Airport)[1]	5.250	01/01/2030	10/31/2014	A	50,069

5,000	Chicago, IL Single Family Mtg., Series 2007-2I1	5.750	06/01/2039	06/01/2021	A	5,067

10,000	Chicago, IL Single Family Mtg., Series 2E1	5.875	06/01/2039	06/01/2021	A	10,306

2,205,000	Chicago, IL State University (Auxiliary Facilities System)[1]	5.000	12/01/2018	10/31/2014	A	2,217,811

1,910,591	Chicago, IL Tax Increment COP (Metramarket Chicago)	6.870	02/15/2024	04/30/2015	A	1,948,574

1,500,000	Cicero, IL GO	5.000	12/01/2026	12/01/2022	A	1,647,510

725,000	Cicero, IL GO	5.000	12/01/2025	12/01/2022	A	797,369

1,295,000	Cicero, IL GO	5.000	12/01/2023	12/01/2022	A	1,448,587

1,005,000	Cicero, IL GO	5.000	12/01/2024	12/01/2022	A	1,115,208

4,145,000	Country Club Hills, IL Sales Tax[1]	4.800	12/01/2029	06/01/2016	A	4,214,387

1,500,000	East Dundee, IL Tax Increment (Route 25 South Redevel.)[1]	5.250	12/01/2022	12/01/2022		1,495,365

5,345,000	Hodgkins, IL Environmental Improvement (Metropolitan Biosolids Management)[1]	6.000	11/01/2015	11/01/2014	A	5,353,659

65,000	IL COP	5.800	07/01/2017	10/31/2014	A	65,129

1,200,000	IL COP	6.375	07/01/2017	10/31/2014	A	1,202,952

7,245,000	IL Dept. of Central Management Services COP	6.200	07/01/2017	10/31/2014	A	7,279,269

950,000	IL Devel. Finance Authority (Roosevelt University)[1]	5.250	04/01/2022	04/01/2017	A	986,851

23,605,000	IL Devel. Finance Authority Environmental Facilities (Citgo Petroleum Corp.)[1]	8.000	06/01/2032	10/31/2014	A	23,640,171

15,000	IL Educational Facilities Authority (Lake Forest College)[1]	5.000	10/01/2028	10/31/2014	A	15,015

100,000	IL Educational Facilities Authority (Robert Morris College)	5.375	06/01/2015	10/31/2014	A	100,365

90,000	IL Educational Facilities Authority (Robert Morris College)	5.500	06/01/2017	10/31/2014	A	90,313

33      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$60,000	IL Finance Authority (Advocate Health Care)[1]	6.250%	11/01/2028	11/01/2018	A	$70,041

2,000,000	IL Finance Authority (Benedictine University)[1]	6.000	10/01/2028	10/01/2018	A	2,227,520

500,000	IL Finance Authority (Lake Forest College)	5.000	10/01/2022	01/25/2019	B	541,285

3,130,000	IL Finance Authority (Little Company of Mary Hospital and Health Care Centers)[1]	5.500	08/15/2031	08/15/2015	A	3,203,117

6,350,000	IL Finance Authority (OSF Healthcare System)[1]	5.750	11/15/2033	11/15/2017	A	6,901,561

100,000	IL Finance Authority (Palos Community Hospital/St. George Corp. Obligated Group)[1]	5.000	05/15/2027	05/15/2017	A	105,775

1,875,000	IL Finance Authority (Presence Health/Provena Senior Services Obligated Group)[1]	6.000	05/01/2028	05/01/2020	A	2,107,875

20,000,000	IL Finance Authority (Rehabilitation Institute of Chicago)	6.500	07/01/2034	07/01/2018	A	21,892,600

11,315,000	IL Finance Authority (Resurrection Health)[1]	6.125	05/15/2025	05/15/2019	A	12,627,879

2,125,000	IL Finance Authority (Roosevelt University)[1]	5.750	04/01/2024	10/01/2019	A	2,331,954

170,000	IL Finance Authority (Roosevelt University)[1]	5.400	04/01/2027	04/01/2017	A	176,795

650,000	IL Finance Authority (Roosevelt University)[1]	5.125	04/01/2019	04/01/2017	A	683,950

700,000	IL Finance Authority (Roosevelt University)[1]	5.125	04/01/2020	04/01/2017	A	734,146

1,170,000	IL Finance Authority (RUMC/RCMC Obligated Group)[1]	7.250	11/01/2030	11/01/2018	A	1,399,905

2,380,000	IL Finance Authority (RUMC/RCMC/CMH/RCF/TYW Obligated Group)[1]	7.250	11/01/2030	11/01/2018	A	2,847,670

20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.750	11/01/2024	11/01/2018	A	23,381

8,085,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.625	11/01/2039	05/01/2019	A	9,359,924

20,000	IL Finance Authority (RUMC/RCMC/RCF Obligated Group)[1]	6.375	11/01/2029	05/01/2019	A	23,239

2,615,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated Group)[1]	5.500	08/15/2018	03/11/2017	B	2,764,003

1,600,000	IL Finance Authority (Silver Cross Hospital and Medical Centers/Silver Cross Health System Obligated)[1]	6.000	08/15/2025	08/15/2015	A	1,648,096

5,075,000	IL Finance Authority (Swedish Covenant Hospital)[1]	5.750	08/15/2029	02/15/2020	A	5,608,890

2,750,000	IL GO	5.000	08/01/2023	08/01/2023		3,045,295

105,000	IL GO1	5.000	06/01/2027	10/31/2014	A	105,434

34        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$4,970,000	IL GO1	5.000%	03/01/2028	10/31/2014	A	$4,990,576

1,300,000	IL GO	5.000	08/01/2025	08/01/2022	A	1,410,695

27,000,000	IL GO1	5.250	02/01/2028	02/01/2019	A	29,274,480

20,000	IL GO	5.000	06/01/2020	10/31/2014	A	20,072

1,000,000	IL Hsg. Devel. Authority (Anchor Senior Living/Greenwood Senior Living Obligated Group)[1]	4.700	10/20/2026	04/20/2016	A	1,021,400

5,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.050	08/01/2023	10/31/2014	A	5,008

515,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.200	08/01/2024	10/31/2014	A	515,731

180,000	IL Hsg. Devel. Authority (Homeowner Mtg.)	4.600	08/01/2024	10/31/2014	A	180,160

275,000	IL Hsg. Devel. Authority (Homeowner Mtg.)[1]	5.250	08/01/2028	10/31/2014	A	275,319

1,855,000	IL Hsg. Devel. Authority (Oakridge Village Apartments)[1]	5.150	07/01/2023	01/01/2015	A	1,863,106

50,000	IL Medical District COP[1]	5.125	06/01/2026	10/31/2014	A	50,034

140,000	IL Medical District COP[1]	5.250	06/01/2032	10/31/2014	A	140,094

2,500,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	5.000	12/15/2022	06/15/2017	A	2,732,100

9,215,000	IL Sports Facilities Authority[1]	5.500	06/15/2030	06/15/2015	A	9,574,477

3,785,000	IL Sports Facilities Authority[1]	5.500	06/15/2030	06/15/2015	A	3,966,037

485,000	Lemont, IL GO	4.850	12/01/2016	10/31/2014	A	486,833

40,000	Markham, IL Park District	5.900	12/01/2016	10/31/2014	A	40,132

220,000	Melrose Park, IL Water[1]	5.200	07/01/2018	01/01/2015	A	222,592

445,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2025	10/01/2022	A	488,067

450,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2027	10/01/2022	A	488,579

400,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2026	10/01/2022	A	435,808

295,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2023	10/01/2022	A	329,636

275,000	Quad Cities, IL Regional EDA (Augustana College)	5.000	10/01/2024	10/01/2022	A	303,977

1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.375	01/01/2022	01/01/2022		942,260

545,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/01/2020		516,546

1,540,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.500	01/01/2023	01/01/2023		1,453,914

770,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.100	01/01/2020	01/13/2019	B	729,798

20,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.000	01/01/2019	01/01/2019		19,826

1,000,000	Saint Clair County, IL School District No. 189 East Saint Louis[1]	5.250	01/01/2021	01/01/2021		944,840

18,000,000	Springfield, IL Electric[1]	5.000	03/01/2029	03/01/2016	A	18,770,760

1,000,000	Springfield, IL Water	5.000	03/01/2025	03/01/2022	A	1,158,690

35      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Illinois (Continued)

$6,105,000	University of Illinois (Academic Facilities)[1]	5.000%	03/15/2026	03/15/2016	A	$6,448,650

1,510,000	Yorkville, IL United City Special Services Area Special Tax	4.600	03/01/2025	04/22/2023	B	1,505,002

3,749,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	01/27/2018	A	3,824,842

						378,221,952

Indiana—1.3%
250,000	Boone County, IN Redevel. Commission[1]	5.375	08/01/2023	02/01/2016	A	255,577

20,000	Crown Point, IN Economic Devel. (Christian Homes)[1]	5.700	05/15/2031	11/15/2014	A	20,029

60,000	De Kalb County, IN Redevel. Authority	6.000	07/15/2018	10/31/2014	A	60,277

70,000	Delaware County, IN Redevel. District[1]	6.875	02/01/2018	10/31/2014	A	70,292

3,075,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2025	08/09/2015	A	3,123,892

3,500,000	Hammond, IN Local Public Improvement District[1]	5.000	02/01/2024	02/01/2018	A	3,673,530

1,475,000	Hammond, IN Redevel. District (Marina Area)[1]	6.000	01/15/2017	01/23/2016	B	1,496,933

500,000	IN Finance Authority (Butler University)	5.000	02/01/2022	02/01/2022		572,585

7,220,000	IN Finance Authority (Deaconess Health System)[1]	6.000 [3]	03/01/2029	03/01/2021	C	8,749,268

1,805,000	IN Finance Authority (Marquette University)	5.000	03/01/2024	10/31/2014	A	1,809,675

1,795,000	IN Finance Authority (Parkview Health System/Parkview Hospital Obligated Group)[1]	5.000	05/01/2026	05/01/2022	A	2,043,464

500,000	IN Finance Authority (Sisters of St. Fancis Health)[1]	5.250	11/01/2024	11/01/2018	A	566,760

2,395,000	IN Health Facility Financing Authority (Union Hospital)	5.125	09/01/2018	10/31/2014	A	2,404,532

10,675,000	IN Health Facility Financing Authority (Union Hospital)	5.250	09/01/2023	10/31/2014	A	10,716,953

30,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	6.450	01/01/2040	07/01/2018	A	31,233

70,000	IN Hsg. & Community Devel. Authority (Single Family Mtg.)[1]	5.250	01/01/2037	07/01/2015	A	71,289

1,470,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	04/22/2020	A	1,565,565

275,000	Indianapolis, IN Multifamily Hsg. (Cambridge Station Apartments)[1]	4.850	01/01/2021	11/26/2015	A	279,408

4,800,000	Lake County, IN Building Corp.	5.000	02/01/2024	11/23/2021	A	5,014,560

50,000	Richmond, IN Hospital Authority (Reid Hospital & Health Care Services)[1]	6.500	01/01/2029	01/01/2019	A	57,768

						42,583,590

36      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Kansas—0.3%
$2,550,000	Arkansas City, KS Public Building Commission (South Central Regional Medical Center)[1]	7.000%	09/01/2029	09/01/2019	A	$2,846,846

580,000	Pittsburgh, KS Transportation Devel. District (N. Broadway-Pittsburgh Town Center)	4.800	04/01/2027	07/23/2022	B	548,117

3,145,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	5.800	12/01/2038	10/31/2020	A	3,259,629

3,000,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[2]	5.875	06/01/2039	03/31/2024	A	3,219,270

55,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	6.950	06/01/2029	06/01/2029		58,145

315,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.)[1]	5.650	12/01/2036	12/01/2015	A	331,572

						10,263,579

Kentucky—0.2%
15,000	Kenton County, KY Airport (Cincinnati/Northern Kentucky)	5.000	03/01/2023	10/31/2014	A	15,054

3,015,000	KY EDFA (Louisville Arena Authority)[1]	5.750	12/01/2028	06/01/2018	A	3,253,547

3,815,000	KY EDFA (Owensboro Medical Health System)[1]	6.000	06/01/2030	06/01/2020	A	4,351,923

15,000	KY Hsg. Corp., Series N1	5.000	07/01/2027	07/01/2017	A	15,585

						7,636,109

Louisiana—1.5%
70,000	Calcasieu Parish, LA Industrial Devel. Board (Citgo Petroleum Corp.)[1]	6.000	07/01/2023	10/31/2014	A	70,093

2,000,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.850	11/01/2027	11/01/2014	A	2,006,380

190,000	De Soto Parish, LA Environmental Improvement (International Paper Company)[1]	5.600	11/01/2022	10/24/2014	A	190,671

1,750,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028	01/01/2020	A	1,915,987

5,690,000	Jefferson Parish, LA Hospital Service District No. 2 (East Jefferson General Hospital)[1]	6.250	07/01/2026	07/01/2016	A	6,019,166

40,000	LA HFA (Homeownership)[1]	6.550	06/01/2040	06/01/2018	A	42,467

3,030,000	LA HFA (La Chateau)[1]	6.000	09/01/2020	08/21/2018	A	3,186,136

360,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	09/01/2019	A	387,130

1,490,000	LA HFA (La Chateau)[1]	6.000	09/01/2017	06/15/2016	B	1,558,734

90,000	LA HFA (Single Family Mtg.)[1]	5.800	06/01/2035	12/01/2014	A	92,104

1,465,000	LA Public Facilities Authority (Black & Gold Facilities)[1]	5.000	07/01/2019	07/01/2016	A	1,512,569

500,000	LA Public Facilities Authority (Black & Gold Facilities)[1]	5.000	07/01/2020	07/01/2016	A	514,680

1,040,000	LA Public Facilities Authority (Black & Gold Facilities)[1]	5.000	07/01/2016	07/01/2016		1,076,650

37      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Louisiana (Continued)

$10,450,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.500%	05/15/2028	05/15/2018	A	$11,340,967

13,500,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.500	05/15/2029	05/15/2019	A	14,784,390

4,000,000	LA Tobacco Settlement Financing Corp. (TASC)[1]	5.500	05/15/2030	05/15/2020	A	4,390,320

25,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2023	10/31/2014	A	25,288

2,000,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2021	10/31/2014	A	2,023,800

5,000	Opelousas, LA General Hospital Authority (Opelousas General Health System)[1,4]	5.300	10/01/2018	10/26/2014	A	5,019

						51,142,551

Maine—0.1%
2,815,000	ME Educational Authority (Student Loan)	5.050	12/01/2027	12/01/2022	A	2,945,138

30,000	ME H&HEFA (Bridgton Hospital/Franklin Memorial Hospital/GINNE Obligated Group)[1]	5.250	07/01/2031	10/31/2014	A	30,058

40,000	ME H&HEFA, Series A	6.000	07/01/2024	10/31/2014	A	40,193

						3,015,389

Maryland—0.2%
145,000	Annapolis, MD Economic Devel. (St. John’s College)[4]	5.500	10/01/2018	10/25/2014	A	145,644

2,080,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)[1]	5.750	09/01/2039	01/10/2016	A	2,182,357

500,000	MD H&HEFA (Carroll Hospital Center)	5.000	07/01/2025	07/01/2022	A	565,745

500,000	MD H&HEFA (Carroll Hospital Center)	5.000	07/01/2027	07/01/2022	A	558,425

1,915,000	MD H&HEFA (Carroll Hospital Center)	5.000	07/01/2023	07/01/2022	A	2,183,808

65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	10/31/2014	A	65,112

135,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)[1]	5.750	07/01/2029	07/01/2015	A	137,256

						5,838,347

Massachusetts—1.0%
50,000	Lynne, MA Water & Sewer Commission	4.750	12/01/2027	10/31/2014	A	50,173

540,000	MA Devel. Finance Agency (Avon Association)[1]	5.000	04/01/2018	04/01/2018		590,614

6,295,000	MA Devel. Finance Agency (Boston Medical Center)	5.250	07/01/2023	07/01/2022	A	7,064,375

4,770,000	MA Devel. Finance Agency (Boston Medical Center)	5.250	07/01/2025	07/01/2022	A	5,294,700

2,335,000	MA Devel. Finance Agency (Boston Medical Center)	5.250	07/01/2026	07/01/2022	A	2,568,640

6,425,000	MA Devel. Finance Agency (Boston Medical Center)	5.250	07/01/2024	07/01/2022	A	7,166,188

38      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Massachusetts (Continued)

$1,720,000	MA Devel. Finance Agency (Plantantion Apartments)[1]	5.000%	12/15/2024	12/15/2014	A	$1,725,659

3,690,000	MA Devel. Finance Agency (VOA Ayer)[1]	6.200	02/20/2046	02/20/2015	A	3,906,677

305,000	MA Educational Financing Authority	5.300	01/01/2016	10/31/2014	A	306,180

135,000	MA Educational Financing Authority, Series H1	6.350	01/01/2030	01/01/2018	A	142,727

60,000	MA H&EFA (Boston Medical Center)[1]	5.750	07/01/2031	07/01/2018	A	64,443

50,000	MA H&EFA (Capital Asset Program)[1]	0.590 [3]	07/01/2030	10/02/2014	A	41,753

10,000	MA H&EFA (Harvard Pilgrim Health Care/Pilgrim Health Care Obligated Group)	5.000	07/01/2018	10/31/2014	A	10,041

35,000	MA H&EFA (UMass Memorial Health Care/UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	10/31/2014	A	35,087

140,000	MA HFA (Rental Hsg.)[1,4]	5.050	07/01/2018	10/31/2014	A	141,912

5,750,000	MA HFA (Single Family Hsg.)[1]	4.800 [3]	12/01/2027	12/01/2016	A	5,884,435

210,000	MA Water Pollution Abatement Trust	5.250	02/01/2016	10/30/2014	A	210,897

						35,204,501

Michigan—4.0%
10,000	Battle Creek, MI Tax Increment Finance Authority[1]	5.000	05/01/2016	11/01/2014	A	10,024

1,495,000	Detroit, MI Downtown Devel. Authority[1]	5.000	07/01/2018	10/31/2014	A	1,495,434

1,535,000	Detroit, MI GO1	5.375	04/01/2017	10/31/2014	A	1,535,445

20,000	Detroit, MI GO1	5.000	04/01/2021	04/01/2021		19,710

1,100,000	Detroit, MI GO1	5.375	04/01/2015	04/01/2015		1,099,978

250,000	Detroit, MI GO1	5.000	04/01/2021	04/01/2018	A	262,227

2,000,000	Detroit, MI GO1	5.000	04/01/2018	10/31/2014	A	2,003,620

100,000	Detroit, MI GO1	5.000	04/01/2019	10/31/2014	A	100,159

105,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	10/12/2016	B	104,438

5,000,000	Detroit, MI Water and Sewerage Dept.[1]	5.000	07/01/2023	07/01/2022	A	5,604,350

855,000	Detroit, MI Water Supply System[1]	5.500	07/01/2026	07/01/2018	A	954,265

125,000	Detroit, MI Water Supply System[1,4]	5.000	07/01/2034	10/06/2014	A	124,991

400,000	Detroit, MI Water Supply System[1]	5.000	07/01/2029	07/01/2016	A	415,736

200,000	Detroit, MI Water Supply System[1]	5.750	07/01/2026	07/01/2018	A	225,010

580,000	Detroit, MI Water Supply System[1]	5.000	07/01/2023	07/01/2016	A	607,509

1,935,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	07/01/2016	A	1,984,323

270,000	Detroit, MI Water Supply System[1]	5.750	07/01/2025	07/01/2018	A	303,763

3,650,000	Ecorse City, MI GO1	5.800	11/01/2026	02/28/2020	A	3,887,907

10,000	Huron Shore, MI Regional Utility Authority (Water & Sewer System)[1]	5.625	05/01/2015	11/01/2014	A	10,047

50,000	Jackson County, MI Building Authority[1]	5.000	07/01/2026	01/01/2015	A	50,513

3,560,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2023	11/01/2019	A	3,755,480

6,895,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2024	11/01/2019	A	7,274,639

7,250,000	MI Finance Authority (Local Government Loan Program)	5.000	11/01/2025	11/01/2019	A	7,807,235

39      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Michigan (Continued)

$7,620,000	MI Finance Authority (Local Government Loan Program)	5.000%	11/01/2026	11/01/2019	A	$8,174,965

10,010,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2032	11/01/2019	A	10,421,811

8,855,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2029	11/01/2019	A	9,381,872

8,010,000	MI Finance Authority (Local Government Loan Program)[1]	5.000	11/01/2027	11/01/2019	A	8,566,375

1,820,000	MI Finance Authority (School District)	5.000	06/01/2019	06/01/2019		2,062,770

2,400,000	MI Finance Authority (School District)	5.000	06/01/2018	06/01/2018		2,679,312

1,500,000	MI Finance Authority (School District)	5.000	06/01/2017	06/01/2017		1,639,590

1,150,000	MI Finance Authority (School District)	5.000	06/01/2020	06/01/2020		1,310,632

2,765,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2024	06/01/2022	A	3,181,437

2,895,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2025	06/01/2022	A	3,310,433

2,390,000	MI Hospital Finance Authority (McLaren Health Care Corp.)	5.000	06/01/2023	06/01/2022	A	2,767,692

20,000	MI Hospital Finance Authority (St. John Hospital)[1]	5.750	05/15/2016	10/31/2014	A	20,942

2,370,000	MI Hsg. Devel. Authority (Danbury Manor)[1]	5.300 [3]	06/01/2035	12/01/2014	A	2,414,011

12,925,000	MI Hsg. Devel. Authority, Series A1	5.150	10/01/2029	10/31/2014	A	13,016,897

50,000	MI Municipal Bond Authority	6.000	11/01/2023	11/01/2014	A	50,234

3,285,000	MI Tobacco Settlement Finance Authority[1]	5.125	06/01/2022	06/01/2022		2,865,407

5,830,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250	12/01/2021	12/01/2015	A	6,152,166

7,265,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250	12/01/2025	12/01/2015	A	7,621,566

6,250,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.000	12/01/2024	12/01/2017	A	6,785,750

1,020,000	Wayne County, MI Building Authority	5.250	06/01/2016	10/31/2014	A	1,024,213

30,000	Wayne County, MI Downriver Sewer Disposal[1]	5.125	11/01/2018	11/01/2014	A	30,083

2,830,000	Wayne, MI Charter County GO1	6.750	11/01/2039	08/21/2019	A	2,962,444

						136,077,405

Minnesota—0.1%
3,400,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2021	01/01/2015	A	3,440,902

30,000	Minneapolis, MN Community Devel. Agency[1]	5.700	12/01/2027	12/01/2014	A	30,214

330,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2017	09/01/2017		344,843

335,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2018	03/01/2018		349,760

345,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2018	09/01/2018		362,285

40      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Minnesota (Continued)

$145,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000%	03/01/2015	03/01/2015		$146,492

150,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2015	09/01/2015		153,371

160,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2017	03/01/2017		166,010

						4,993,877

Mississippi—1.1%
105,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.500	07/01/2021	10/31/2014	A	105,304

740,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750	07/01/2031	10/31/2014	A	741,850

15,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	6.125	07/01/2015	10/31/2014	A	15,060

745,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	10/31/2014	A	747,317

200,000	Jackson, MS Hsg. Authority (Elton Park Apartments)[1]	5.400	04/01/2039	10/31/2014	A	200,254

25,000	MS Business Finance Corp. (Mississippi Power Company)[1]	5.150 [3]	09/01/2028	04/16/2015	A	25,253

22,980,000	MS Business Finance Corp. (System Energy Resources)[1]	5.875	04/01/2022	10/31/2014	A	22,998,614

105,000	MS Home Corp. (Valley State Student Hsg.)	5.300	12/01/2028	01/09/2027	B	81,599

8,110,000	MS Hospital Equipment & Facilities Authority (MBHS/MBMC Obligated Group)[1]	5.000	08/15/2026	08/15/2017	A	8,419,153

1,670,000	MS Hospital Equipment & Facilities Authority (Southwest Mississippi Regional Medical Center)[1]	5.750	04/01/2029	10/31/2014	A	1,671,386

100,000	MS Small Business Enterprise[1]	4.750	12/01/2017	12/01/2014	A	100,546

3,020,000	Warren County, MS Environmental Improvement (International Paper Company)[1]	5.850	11/01/2027	11/01/2014	A	3,022,748

						38,129,084

Missouri—1.2%
100,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.250	03/01/2016	03/01/2016		101,167

125,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.125	03/01/2015	03/01/2015		125,629

30,000	Cape Girardeau County, MO IDA (Procter & Gamble Company)[1]	5.300	05/15/2028	10/31/2014	A	30,053

500,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.150	06/01/2016	06/01/2015	A	510,865

1,400,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	5.625	06/01/2023	06/01/2016	A	1,429,036

675,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.200	11/01/2022	11/01/2014	A	675,526

41      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Missouri (Continued)

$1,050,000	Meadows, MO Transportation Devel. District[1]	5.400%	05/01/2035	05/01/2018	A	$1,100,589

5,000	MO Environmental Improvement & Energy Resources Authority	5.125	01/01/2019	10/31/2014	A	5,021

25,000	MO Environmental Improvement & Energy Resources Authority[1]	5.450	01/01/2018	10/31/2014	A	25,085

205,000	MO Environmental Improvement & Energy Resources Authority	5.500	07/01/2019	10/31/2014	A	205,910

195,000	MO H&EFA (Rockhurst University)[1]	6.500	10/01/2035	10/01/2018	A	220,036

20,000,000	MO H&EFA (SLHS/SLHOKC Obligated Group)[1]	5.500	11/15/2028	11/15/2018	A	22,570,600

15,000	MO Monarch-Chesterfield Levee District	5.750	03/01/2019	10/31/2014	A	15,064

3,080,000	Raytown, MO Annual Appropriation-Supported Tax (Raytown Live Redevel. Plan)[1]	5.125	12/01/2031	06/01/2017	A	3,227,193

1,105,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.200	11/01/2021	11/01/2014	A	1,106,138

15,000	Springfield, MO Center City Devel. Corp. (Jordan Valley Park Exposition Center)	5.000	06/01/2027	10/31/2014	A	15,058

3,705,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	5.000	07/01/2024	07/01/2017	A	3,996,102

100,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)[1]	6.250	07/01/2029	07/01/2019	A	114,267

1,165,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2021	07/01/2021		1,327,844

1,345,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2024	07/01/2022	A	1,485,216

1,215,000	St. Louis, MO Airport (Lambert-St. Louis International Airport)	5.000	07/01/2026	07/01/2022	A	1,323,123

40,000	St. Louis, MO IDA (Maryville Gardens Associates)[1]	5.125	12/20/2030	10/31/2014	A	40,057

100,000	St. Louis, MO IDA (St. Raymond Apartment Associates)[1]	5.125	12/20/2029	12/20/2014	A	100,856

1,350,000	Strother, MO Interchange Transportation Devel. District (Lees Summit)[1]	5.000	05/01/2024	05/01/2016	A	1,367,915

						41,118,350

Montana—0.0%
215,000	Crow, MT Finance Authority (Tribal)[1]	5.700	10/01/2027	10/31/2014	A	215,486

Nebraska—0.0%
50,000	Lincoln-Lancaster County, NE Public Building Commission[1]	4.250	10/15/2020	04/15/2015	A	51,032

750,000	NE Central Plains Gas Energy[1]	5.250	12/01/2018	12/01/2018		847,988

						899,020

Nevada—1.0%
570,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2020	02/01/2020		611,661

42      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Nevada (Continued)

$940,000	Clark County, NV Improvement District (Summerlin South Area)	5.000%	02/01/2021	02/01/2021		$1,014,523

990,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2019	02/01/2019		1,053,350

845,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2017	02/01/2017		880,110

925,000	Clark County, NV Improvement District (Summerlin South Area)	5.000	02/01/2018	02/01/2018		976,115

25,000	Henderson, NV Health Care Facility (Catholic Healthcare West/Bakersfield Memorial Hospital Obligated Group)	5.625	07/01/2024	10/16/2014	A	25,061

25,000	Henderson, NV Redevel. Agency Tax Allocation[1]	7.200	10/01/2025	10/31/2014	A	25,049

50,000	Henderson, NV Redevel. Agency Tax Allocation[1]	6.900	10/01/2017	10/31/2014	A	50,171

140,000	Henderson, NV Redevel. Agency Tax Allocation[1]	5.100	10/01/2020	10/31/2014	A	140,151

200,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	5.500	06/01/2015	06/01/2015		205,234

210,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2024	06/01/2024		227,690

485,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2022	06/01/2022		523,616

435,000	Las Vegas, NV Special Improvement District No. 607	5.000	06/01/2023	06/01/2023		470,022

5,440,000	North Las Vegas, NV GO1	5.000	05/01/2028	05/01/2016	A	5,485,533

10,875,000	North Las Vegas, NV GO1	5.000	05/01/2030	05/01/2016	A	10,888,485

1,350,000	North Las Vegas, NV GO1	5.000	05/01/2027	05/01/2016	A	1,363,365

1,440,000	North Las Vegas, NV GO1	5.000	05/01/2024	05/01/2016	A	1,460,866

1,000,000	North Las Vegas, NV GO1	5.000	05/01/2025	05/01/2016	A	1,012,960

3,725,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2026	10/01/2016	A	3,778,454

1,705,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2023	10/01/2016	A	1,739,305

160,000	North Las Vegas, NV Wastewater Reclamation System[1]	5.000	10/01/2022	10/01/2016	A	163,530

100,000	Reno, NV Redevel. Agency (Downtown Redevel.)[1]	5.000	09/01/2017	10/31/2014	A	100,206

195,000	Washoe County, NV Hospital Facility (Renown Regional Medical Center/Renown Network Services Obligated Group)[1]	5.125	06/01/2031	10/31/2014	A	195,179

						32,390,636

New Hampshire—0.3%
245,000	NH Business Finance Authority (Pennichuck Water Works)	6.300	05/01/2022	11/01/2014	A	246,134

43      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New Hampshire (Continued)

$7,865,000	NH H&EFA (Southern New Hampshire Medical Center/Southern New Hampshire Health System Obligated Group)[1]	5.000%	10/01/2032	10/01/2017	A	$8,271,856

60,000	NH HFA (Prescott Hills Apartments)[1]	6.150	07/01/2040	10/31/2014	A	60,853

200,000	NH HFA (Single Family Mtg.)[1]	5.750	01/01/2037	07/01/2017	A	207,850

50,000	NH HFA (Single Family Mtg.)[1]	5.000	07/01/2031	01/01/2016	A	50,633

						8,837,326

New Jersey—0.9%
5,000	Mount Holly, NJ Municipal Utilities Authority	4.750	12/01/2018	10/31/2014	A	5,017

4,670,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2033	10/31/2014	A	4,761,625

595,000	NJ EDA (Motor Vehicle Surcharges)[1]	5.250	07/01/2031	10/31/2014	A	606,674

50,000	NJ EDA (Municipal Rehabilitation)	4.625	04/01/2025	10/31/2014	A	50,166

1,255,000	NJ EDA (Paterson Charter School)[1]	5.000	07/01/2022	04/22/2019	B	1,301,423

990,000	NJ Educational Facilities Authority (Georgian Court University)[1]	5.000	07/01/2027	07/01/2017	A	1,064,745

18,070,000	NJ Health Care Facilities Financing Authority (Trinitas Hospital/Marillac Corp. Obligated Group)[1]	5.250	07/01/2023	03/22/2017	A	19,018,314

2,100,000	Salem County, NJ Pollution Control (Chambers Cogeneration)[1]	5.000	12/01/2023	02/05/2022	B	2,358,300

						29,166,264

New Mexico—0.0%
125,000	NM Hospital Equipment Loan Council (PHSvcs/BCHCC/PHCF Obligated Group)[1]	6.125	08/01/2028	08/01/2018	A	144,400

10,000	University of New Mexico[1]	4.750	01/01/2028	10/31/2014	A	10,014

						154,414

New York—3.6%
5,000,000	L.I., NY Power Authority, Series A1	5.000	12/01/2023	06/01/2016	A	5,344,650

3,070,000	NY Counties Tobacco Trust II (TASC)[1]	5.625	06/01/2035	12/01/2014	A	3,069,724

8,000,000	NY Counties Tobacco Trust III	6.000	06/01/2043	12/01/2014	A	7,999,200

4,165,000	NY TSASC, Inc. (TFABs)[1]	4.750	06/01/2022	05/12/2019	B	4,137,803

4,780,000	NYC IDA (American Airlines)[1]	7.500	08/01/2016	02/07/2016	B	5,029,659

13,895,000	NYC IDA (American Airlines)[1]	7.750	08/01/2031	08/01/2016	A	15,298,256

15,750,000	NYC IDA (American Airlines)[1]	7.625	08/01/2025	08/01/2016	A	17,124,188

5,000,000	NYC IDA (American Airlines)[1]	8.000	08/01/2028	08/01/2016	A	5,510,350

2,725,000	NYC Transitional Finance Authority (Future Tax)[1]	5.500	11/01/2028	11/01/2015	A	2,870,324

4,855,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2022	10/31/2014	A	4,884,130

41,200,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	6.500	12/01/2028	12/01/2015	A	43,700,840

5,055,000	Port Authority NY/NJ (JFK International Air Terminal)[1]	5.750	12/01/2025	10/31/2014	A	5,069,356

44      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

New York (Continued)

$3,000,000	Suffolk County, NY IDA (New York Institute of Technology)[1]	5.000%	03/01/2026	03/01/2015	A	$3,032,010

						123,070,490

North Carolina—0.3%
2,000,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	06/01/2018	A	2,158,140

1,065,000	NC Eastern Municipal Power Agency, Series A1	5.250	01/01/2020	01/01/2016	A	1,129,134

720,000	NC Medical Care Commission (AHA1HC/AHA3HC/AHA4HC/AHACHC/ AHEHC/ AHA7HC Obligated Group)[1]	5.500	10/01/2024	10/31/2014	A	728,834

1,000,000	NC Medical Care Commission (AHACHC)[1]	5.800	10/01/2034	10/31/2014	A	1,012,350

1,620,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2022	05/15/2017	A	1,745,534

1,970,000	NC Medical Care Commission (Catholic Health East)	5.250	11/15/2023	05/15/2017	A	2,115,800

395,000	NC Medical Care Commission (Scotland Memorial Hospital)[1,4]	5.500	10/01/2019	10/27/2014	A	396,493

2,000,000	NC Medical Care Commission (UHSEC)[1]	6.000	12/01/2029	12/01/2018	A	2,295,460

						11,581,745

North Dakota—0.0%
100,000	ND Board of Higher Education Student Services Facilities[1]	5.500	08/01/2023	08/01/2015	A	100,887

15,000	Ward County, ND Health Care Facilities (Trinity Hospital/Trinity Medical Center/Trinity Nursing Home Obligated Group)[1]	6.250	07/01/2021	10/31/2014	A	15,060

						115,947

Ohio—4.1%
50,910,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125	06/01/2024	06/01/2024		42,855,529

8,210,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375	06/01/2024	06/01/2024		7,018,318

1,000,000	Butler County, OH GO	5.000	12/01/2022	12/01/2022		1,199,800

390,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Christian Home)[1]	5.250	11/15/2015	11/15/2014	A	390,558

1,125,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125	05/15/2025	10/30/2015	A	1,162,226

160,000	Cleveland-Cuyahoga County, OH Port Authority (Universal Heat Treating)[1]	6.500	11/15/2014	10/31/2014	A	160,312

44,995,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	10/31/2014	A	45,015,248

3,060,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)[1]	5.300	08/20/2034	10/31/2014	A	3,071,169

45      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Ohio (Continued)

$960,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)[1]	5.125%	05/15/2022	12/22/2016	A	$974,150

240,000	Field, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2032	06/01/2015	A	245,148

315,000	Field, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2032	06/01/2015	A	325,219

300,000	Field, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2027	06/01/2015	A	309,732

770,000	Grove City, OH Tax Increment Financing[1]	5.125	12/01/2016	12/13/2015	B	826,787

5,850,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2025	06/01/2022	A	6,615,063

5,715,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2024	06/01/2022	A	6,493,783

1,500,000	Hamilton County, OH Health Care Facilities (Christ Hospital)	5.250	06/01/2023	06/01/2022	A	1,717,305

10,000	Lake County, OH Sewer District Improvements	5.850	12/01/2016	10/31/2014	A	10,047

1,500,000	Lorain County, OH Port Authority (Kendal at Oberlin)	5.000	11/15/2030	11/15/2023	A	1,634,025

415,000	Lucas County, OH GO	6.500	12/01/2016	10/31/2014	A	417,195

290,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2025	09/01/2021	A	341,278

305,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2026	09/01/2021	A	357,802

320,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2027	09/01/2021	A	374,365

205,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2022	09/01/2022		240,791

260,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2023	09/01/2021	A	307,848

275,000	Lucas, OH Metropolitan Hsg. Authority[1]	5.250	09/01/2024	09/01/2021	A	325,094

875,000	Miami County, OH Hospital Facility (Upper Valley Medical Center)[1]	5.250	05/15/2026	05/15/2016	A	924,236

40,000	OH Capital Corp. for Hsg. (The Conifers)[1]	6.300	06/01/2028	10/31/2014	A	40,081

30,000	OH HFA[1]	5.250	09/01/2030	10/31/2014	A	30,033

2,080,000	Penta, OH Career Center COP	5.250	04/01/2025	04/01/2022	A	2,401,048

2,915,000	Penta, OH Career Center COP	5.250	04/01/2024	04/01/2022	A	3,387,784

1,950,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	02/27/2030	B	1,382,413

1,600,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	02/26/2020	B	1,134,128

3,480,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2026	06/01/2022	A	3,779,698

750,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	12/01/2018	A	831,472

1,370,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	5.250	01/01/2024	01/01/2021	A	1,545,744

170,000	Toledo-Lucas County, OH Port Authority (Creekside Devel. Company)[1]	6.600	11/15/2015	10/31/2014	A	170,170

						138,015,599

46      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Oklahoma—2.1%
$965,000	Oklahoma County, OK HFA (Single Family Mtg.)[1]	6.600%	10/01/2035	02/01/2017	A	$984,001

1,000,000	Tulsa, OK Airports[1]	5.375	06/01/2024	06/01/2015	A	1,018,650

69,820,000	Tulsa, OK Municipal Airport Trust (American Airlines)[1]	7.750 [3]	06/01/2035	12/01/2014	C	70,461,646

						72,464,297

Oregon—0.0%
25,000	Hillsboro, OR Hospital Facilities Auth (Tuality Healthcare)[1]	5.375	10/01/2026	10/31/2014	A	25,371

10,000	Klamath Falls, OR Airport	5.500	07/01/2016	10/31/2014	A	10,044

20,000	OR GO1	5.375	08/01/2028	10/31/2014	A	20,033

15,000	OR GO (Alternate Energy)	5.400	07/01/2016	10/31/2014	A	15,066

20,000	OR GO (Alternate Energy)	5.000	07/01/2017	10/31/2014	A	20,081

15,000	OR GO (Elderly & Disabled Hsg.)	5.700	08/01/2016	10/31/2014	A	15,060

35,000	OR GO (Elderly & Disabled Hsg.)[1]	5.800	08/01/2027	10/31/2014	A	35,071

45,000	OR GO (Elderly & Disabled Hsg.)[1]	4.800	08/01/2024	10/31/2014	A	45,066

40,000	OR GO (Elderly & Disabled Hsg.)[1]	6.300	08/01/2026	10/31/2014	A	40,102

15,000	OR GO (Elderly & Disabled Hsg.)[1]	6.200	08/01/2020	10/31/2014	A	15,050

45,000	OR GO (Elderly & Disabled Hsg.)[1]	5.650	08/01/2026	10/31/2014	A	45,091

20,000	OR GO (Elderly & Disabled Hsg.)[1]	5.600	08/01/2019	10/31/2014	A	20,062

45,000	OR GO (Elderly & Disabled Hsg.)	5.550	08/01/2016	10/31/2014	A	45,175

35,000	OR GO (Elderly & Disabled Hsg.)[1]	6.000	08/01/2026	10/31/2014	A	35,081

1,000,000	Western Generation, OR Agency Cogeneration (Wauna Cogeneration)[1]	5.000	01/01/2016	03/25/2015	B	1,014,730

						1,401,083

Other Territory—0.4%
3,298,217	Public Hsg. Capital Fund Multi-State Revenue Trust I1	4.500	07/01/2022	07/01/2022		3,453,959

1,938,367	Public Hsg. Capital Fund Multi-State Revenue Trust II	4.500	07/01/2022	07/01/2022		1,944,705

8,025,137	Public Hsg. Capital Fund Multi-State Revenue Trust III[1]	5.000	07/01/2022	07/01/2022		8,297,991

						13,696,655

Pennsylvania—3.9%
50,000	Allegheny County, PA Sanitary Authority[1]	5.000	12/01/2020	12/01/2015	A	52,682

2,780,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2026	05/01/2022	A	3,050,800

5,335,000	Allentown, PA Neighborhood Improvement Zone[1]	5.000	05/01/2025	05/01/2022	A	5,892,027

710,000	Bucks County, PA IDA (School Lane Foundation)[1]	4.600	03/15/2017	03/28/2016	B	730,831

2,305,000	Cumberland County, PA Municipal Authority (Diakon Lutheran Social Ministries)[1]	6.250	01/01/2024	01/01/2019	A	2,580,378

1,000,000	Delaware Valley, PA Regional Financial Authority[1]	5.700	07/01/2027	07/01/2027		1,221,820

47      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Pennsylvania (Continued)

$5,500,000	Lehigh Northampton, PA Airport Authority[1]	6.000%	05/15/2025	10/31/2014	A	$5,509,680

1,395,000	Lycoming County, PA Authority (Pennsylvania College of Technology)	5.000	05/01/2026	05/01/2022	A	1,531,557

1,675,000	Montgomery County, PA HEHA (Holy Redeemer Health System)[1]	5.250	10/01/2027	10/30/2014	A	1,682,152

7,585,000	Montgomery County, PA HEHA (Holy Redeemer Health System)	5.250	10/01/2023	10/30/2014	A	7,617,388

34,860,000	Montgomery County, PA IDA[2]	5.750	08/01/2030	03/02/2017	A	36,175,965

350,140	Northampton County, PA IDA (Northampton Generating)[1]	5.000	12/31/2023	12/31/2023		310,574

32,235,000	PA EDFA (Albert Einstein Healthcare)[1]	6.250	10/15/2023	02/25/2019	A	36,221,825

1,015,000	PA HEFA (California University of Pennsylvania Student Assoc.)[1]	6.750	09/01/2020	10/31/2014	A	1,017,588

25,000	PA HEFA (University of the Arts)[1]	5.500	03/15/2020	10/31/2014	A	25,044

785,000	PA HEFA (Ursinus College)	5.000	01/01/2025	01/01/2022	A	874,969

1,970,000	PA HEFA (Ursinus College)	5.000	01/01/2027	01/01/2022	A	2,172,989

8,965,000	PA HFA (Single Family Mtg.)[1]	4.650	10/01/2031	10/01/2016	A	9,100,282

5,000,000	PA Turnpike Commission[1]	5.250	12/01/2032	12/01/2014	A	5,059,700

2,490,000	Philadelphia, PA Airport, Series A1	5.000	06/15/2024	06/15/2015	A	2,567,813

3,735,000	Reading, PA GO1	5.625	11/15/2020	03/07/2018	B	3,940,388

4,120,000	Susquehanna, PA Area Regional Airport Authority	5.000	01/01/2023	01/01/2023		4,597,590

						131,934,042

Rhode Island—3.1%
15,000	Exeter West Greenwich, RI Regional School District	5.000	09/15/2017	10/31/2014	A	15,061

25,000	Providence, RI Public Building Authority (School & Public Facilities)[1]	5.250	12/15/2018	10/31/2014	A	25,050

95,000	Providence, RI Public Building Authority, Series A1	5.375	12/15/2021	10/31/2014	A	95,132

5,065,000	Providence, RI Public Building Authority, Series A1	5.875	06/15/2026	06/15/2021	A	5,647,981

55,000	Providence, RI Public Building Authority, Series A	5.125	12/15/2014	10/31/2014	A	55,148

5,000	Providence, RI Public Building Authority, Series A1	5.125	12/15/2017	10/31/2014	A	5,010

975,000	RI Clean Water Finance Agency (Triton Ocean)[1]	5.800	09/01/2022	10/31/2014	A	976,306

20,000	RI Economic Devel. Corp. (Rhode Island Dept. of Transportation)	5.000	06/15/2015	10/31/2014	A	20,080

5,000,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000	05/15/2039	05/15/2019	A	5,891,750

690,000	RI Health & Educational Building Corp. (Lifespan)[1]	5.250	05/15/2026	10/31/2014	A	691,504

1,065,000	RI Health & Educational Building Corp. (Providence Public Building Authority)[1]	5.000	05/15/2021	05/15/2017	A	1,140,317

4,025,000	RI Health & Educational Building Corp. (Providence Public Building Authority)[1]	5.000	05/15/2022	05/15/2017	A	4,286,384

48      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Rhode Island (Continued)

$4,070,000	RI Health & Educational Building Corp. (RIH/MHF/TMH/RIHF Obligated Group)[1]	5.750%	05/15/2023	10/31/2014	A	$4,081,437

15,000,000	RI Health & Educational Building Corp. (RIH/TMH Obligated Group)[1]	5.000	05/15/2026	05/15/2016	A	15,568,200

80,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500	04/01/2027	10/31/2014	A	81,010

620,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	5.150	04/01/2022	04/01/2017	A	651,570

32,690,000	RI Tobacco Settlement Financing Corp. (TASC)[1]	6.250	06/01/2042	12/01/2014	A	32,686,404

32,045,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125	06/01/2032	12/01/2014	A	32,042,116

1,850,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.000	06/01/2023	10/31/2014	A	1,863,302

500,000	Woonsocket, RI GO	6.000	10/01/2018	10/01/2018		499,015

						106,322,777

South Carolina—0.0%
140,000	Greenville County, SC Airport (Donaldson Industrial Air Park)[1,4]	6.125	10/01/2017	04/29/2016	B	141,191

210,000	Lee County, SC School Facilities, Series 2006[1]	6.000	12/01/2019	12/01/2017	A	232,669

270,000	Lee County, SC School Facilities, Series 2006[1]	6.000	12/01/2027	12/01/2017	A	287,024

720,000	SC Connector 2000 Assoc. Toll Road, Series B	3.418 [6]	01/01/2026	01/01/2026		122,400

1,735,000	SC Connector 2000 Assoc. Toll Road, Series B	2.637 [6]	01/01/2021	01/01/2021		399,050

25,000	SC Hsg. Finance & Devel. Authority[1]	5.450	07/01/2029	07/01/2017	A	26,035

						1,208,369

South Dakota—0.1%
3,335,000	SD Hsg. Devel. Authority (Homeownership)[1]	4.900	11/01/2025	11/01/2015	A	3,395,197

Tennessee—0.5%
700,000	Jackson, TN Hospital (Jackson-Madison County General Hospital)[1]	5.500	04/01/2033	04/01/2018	A	765,212

1,160,000	TN Energy Acquisition Gas Corp.[1]	5.000	02/01/2021	02/01/2021		1,308,619

12,235,000	TN Energy Acquisition Gas Corp.[1]	5.250	09/01/2024	09/01/2024		14,182,812

						16,256,643

Texas—6.4%
605,000	Austin, TX Utility System	6.730 [6]	11/15/2014	11/15/2014		604,849

3,280,000	Bexar County, TX HFC (Dymaxion & Marbach Park Apartments)[1]	6.100	08/01/2030	10/31/2014	A	3,292,398

360,000	Bexar County, TX HFC (Perrin Square)	6.550	12/20/2034	12/20/2014	A	372,607

150,000	Brazos River Authority, TX Pollution Control (TXU Energy Company)[5]	6.750	10/01/2038	10/01/2038		13,125

60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2023	07/08/2021	B	56,770

49      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas (Continued)

$6,955,000	Dallas-Fort Worth, TX International Airport[1]	5.000%	11/01/2029	11/01/2018	A	$7,752,530

6,860,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2025	11/01/2020	A	7,724,840

5,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2024	11/01/2020	A	5,670,800

7,435,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2027	11/01/2020	A	8,262,887

5,000,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2024	11/01/2020	A	5,670,800

4,250,000	Dallas-Fort Worth, TX International Airport[1]	5.000	11/01/2023	11/01/2020	A	4,844,150

1,200,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2027	11/01/2022	A	1,358,868

3,375,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2025	11/01/2020	A	3,933,056

1,880,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2024	11/01/2020	A	2,199,450

4,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2023	11/01/2020	A	4,559,200

1,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2026	11/01/2022	A	1,142,750

2,000,000	Dallas-Fort Worth, TX International Airport	5.000	11/01/2028	11/01/2022	A	2,252,380

35,000	Del Rio, TX Airport	5.400	07/01/2019	10/31/2014	A	35,142

50,000	Eagle Pass, TX Waterworks & Sewer	5.050	12/01/2017	10/31/2014	A	50,198

7,455,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2023	08/15/2017	A	8,516,592

5,000,000	El Paso, TX Downtown Devel. Corp. (Downtown Ballpark Venue)	7.000	08/15/2027	08/15/2017	A	5,647,200

25,000	Fort Bend County, TX Municipal Utility District No. 118[1]	4.350	09/01/2016	10/31/2014	A	25,066

440,000	Gonzales, TX Healthcare System[1]	5.500	08/15/2019	10/31/2014	A	441,038

340,000	Gulf Coast, TX IDA Solid Waste (Citgo Petroleum Corp.)[1]	8.000	04/01/2028	10/31/2014	A	340,564

12,305,000	Harris County, TX HFDC (St. Luke’s Episcopal Hospital)[1]	6.750	02/15/2021	11/30/2014	A	14,123,433

1,235,000	Harris County, TX Sports Authority Revenue[1]	5.250	11/15/2021	10/31/2014	A	1,238,581

4,840,000	Harris County-Houston, TX Sports Authority	5.397 [6]	11/15/2022	10/31/2014	A	3,116,331

6,735,000	Harris County-Houston, TX Sports Authority	5.335 [6]	11/15/2020	10/31/2014	A	4,836,471

2,720,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2025	10/31/2014	A	2,721,605

1,955,000	Harris County-Houston, TX Sports Authority[1]	5.250	11/15/2030	10/31/2014	A	1,956,114

360,000	Harris County-Houston, TX Sports Authority[1]	5.250	11/15/2026	10/31/2014	A	360,256

50      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas (Continued)

$570,000	Harris County-Houston, TX Sports Authority[1]	5.250%	11/15/2022	10/31/2014	A	$570,553

30,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2020	10/31/2014	A	30,091

2,105,000	Harris County-Houston, TX Sports Authority[1]	5.750	11/15/2019	10/31/2014	A	2,111,357

700,000	Harris County-Houston, TX Sports Authority	4.886 [6]	11/15/2018	10/31/2014	A	561,715

5,210,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2028	10/31/2014	A	5,213,022

7,140,000	Harris County-Houston, TX Sports Authority[1]	5.250	11/15/2030	10/31/2014	A	7,143,570

725,000	Houston, TX Airport Special Facilities (Continental Airlines)[1]	5.500	07/15/2017	10/31/2014	A	727,885

2,000,000	Houston, TX Airport System	5.000	07/01/2030	07/01/2022	A	2,217,100

3,000,000	Houston, TX Airport System[1]	5.000	07/01/2026	07/01/2021	A	3,467,370

6,150,000	Houston, TX Airport System	5.000	07/01/2027	07/01/2022	A	7,010,938

315,000	Houston, TX HFC (Single Family Mtg.)[1]	6.750	06/01/2033	12/01/2014	A	325,310

815,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	5.875	05/15/2021	08/07/2018	B	930,608

22,080,000	McLennan County, TX Public Facility Corp.[1]	6.625	06/01/2035	12/01/2014	A	23,175,830

620,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000	08/15/2032	02/15/2015	A	642,667

30,000	North Channel, TX Water Authority System	5.000	07/10/2015	10/31/2014	A	30,092

55,000	North East TX Hospital Authority (Northeast Medical Center Hospital)	5.625	05/15/2022	10/31/2014	A	55,200

5,000,000	North TX Tollway Authority[1]	5.750	01/01/2038	01/01/2018	A	5,561,550

520,000	Permian Basin, TX HFC (Single Family Mtg.)[1]	5.650	01/01/2038	11/01/2014	A	536,219

620,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[5]	6.450 [3]	06/01/2021	06/01/2021		54,250

550,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Hendrick Medical Center)[1]	5.375	09/01/2030	10/31/2014	A	551,177

4,030,000	Texas City, TX Industrial Devel. Corp. (ARCO Pipe Line Co.)[1]	7.375	10/01/2020	10/01/2020		5,258,787

235,000	Trinity, TX River Authority (TXU Energy Company)[5]	6.250	05/01/2028	05/01/2028		20,563

1,475,000	TX Dept. of Hsg. & Community Affairs (Skyway Villas)[1]	5.450	12/01/2022	10/31/2014	A	1,476,446

100,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.875	09/01/2022	10/12/2019	B	90,676

5,000	TX GO	5.750	08/01/2026	10/31/2014	A	5,023

25,000	TX GO (Water Financial Assistance)[1]	5.750	08/01/2031	10/31/2014	A	25,111

60,000	TX Lower Colorado River Authority	5.000	05/15/2020	10/31/2014	A	60,232

125,000	TX Lower Colorado River Authority	5.500	05/15/2021	10/31/2014	A	125,506

5,000	TX Lower Colorado River Authority	5.000	05/15/2021	10/31/2014	A	5,019

51      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Texas (Continued)

$315,000	TX Lower Colorado River Authority	5.000%	05/15/2031	10/31/2014	A	$316,118

10,000	TX Lower Colorado River Authority	5.000	05/15/2026	10/31/2014	A	10,034

1,330,000	TX Multifamily Hsg. Revenue Bond Pass-Through Certificates (Skyway Villas)[1]	5.950	11/01/2034	12/01/2014	A	1,333,937

21,035,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	08/04/2023	B	25,844,863

3,415,000	TX Municipal Gas Acquisition & Supply Corp.[1]	5.250	12/15/2023	12/15/2023		3,996,096

7,000,000	Tyler, TX HFDC (East Texas Medical Center Regional Healthcare System/East Texas Medical Center Obligated Group)[1]	5.250	11/01/2032	11/01/2017	A	7,251,440

6,745,000	Tyler, TX HFDC (East Texas Medical Center Regional Healthcare System/East Texas Medical Center Obligated Group)[1]	5.250	11/01/2027	11/01/2017	A	7,021,073

50,000	Ysleta, TX Independent School District[1]	5.375	11/15/2024	11/15/2014	A	50,318

						216,927,797

Utah—0.0%
390,000	UT HFA (Single Family Mtg.)[1]	6.125	01/01/2027	10/31/2014	A	390,776

5,000	UT Hsg. Corp. (Single Family Mtg.)[1]	5.650	07/01/2027	10/31/2014	A	5,008

25,000	UT Hsg. Corp. (Single Family Mtg.)	5.250	07/01/2023	10/31/2014	A	25,075

65,000	UT Hsg. Corp. (Single Family Mtg.)[1]	5.000	07/01/2025	10/31/2014	A	65,081

						485,940

Vermont—0.5%
1,000,000	Burlington, VT Airport, Series A1	5.000	07/01/2023	10/31/2014	A	1,000,780

205,000	Burlington, VT COP	5.500	12/01/2016	10/31/2014	A	205,912

320,000	Burlington, VT GO	5.000	11/01/2014	11/01/2014		321,014

1,240,000	Burlington, VT GO	5.000	11/01/2032	11/01/2022	A	1,300,004

335,000	Burlington, VT GO	5.000	11/01/2015	11/01/2015		347,794

1,930,000	Burlington, VT GO	5.000	11/01/2027	11/01/2022	A	2,053,230

100,000	VT Educational & Health Buildings Financing Agency (CSAC/NWCSS/RMHS/WCMHS Obligated Group)[1]	5.375	02/15/2023	02/15/2015	A	101,456

750,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2024	10/01/2022	A	838,328

1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2023	10/01/2022	A	1,128,830

870,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2027	10/01/2022	A	954,668

1,000,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2025	10/01/2022	A	1,109,250

1,820,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2020	10/01/2020		2,070,505

1,830,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2019	10/01/2019		2,069,602

52        OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Vermont (Continued)

$1,025,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000%	10/01/2022	10/01/2022		$1,166,758

2,020,000	VT Educational & Health Buildings Financing Agency (St. Michaels College)	5.000	10/01/2021	10/01/2021		2,290,175

						16,958,306

Virginia—0.7%
20,000	Isle Wight County, VA IDA (International Paper Company)[1]	5.700	11/01/2027	11/01/2014	A	20,018

6,670,000	Suffolk, VA Redevel. & Hsg. Authority (Henrico-Richmond)[1]	5.000	08/01/2036	10/31/2014	A	6,737,901

8,800,000	VA Hsg. Devel. Authority, Series A1	4.700	01/01/2024	10/31/2014	A	8,910,616

6,400,000	VA Hsg. Devel. Authority, Series A1[1]	5.000	10/01/2026	07/01/2017	A	6,816,000

1,172,000	Watkins Centre, VA Community Devel. Authority[1]	5.400	03/01/2020	03/01/2015	A	1,180,567

						23,665,102

Washington—0.5%
925,000	Chelan County, WA Devel. Corp. (Alcoa)[1]	5.850	12/01/2031	10/31/2014	A	925,286

300,000	Cowlitz County, WA Sewer (Three Rivers Regional Wastewater Authority)[1]	5.250	03/01/2020	03/01/2016	A	319,944

175,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600	03/01/2028	10/31/2014	A	175,016

10,000	King County, WA Hsg. Authority (Rural Preservation)[1]	5.750	01/01/2028	01/01/2015	A	10,009

115,000	Pierce County, WA Hsg. Authority[1]	5.800	12/01/2023	10/31/2014	A	115,016

4,975,000	Seattle, WA Hsg. Authority (High Rise Rehab III)[1]	5.150	11/01/2027	11/01/2017	A	5,439,118

60,000	Seattle, WA Hsg. Authority (Holly Park)[1]	5.750	01/01/2020	01/01/2015	A	60,044

1,540,000	Skagit County, WA Public Hospital District No. 1 (Skagit Valley Hospital)[1]	5.500	12/01/2030	12/01/2015	A	1,584,922

30,000	WA COP (Dept. of General Administration)	5.600	10/01/2016	10/31/2014	A	30,136

20,000	WA COP (Dept. of General Administration)	5.600	10/01/2015	10/31/2014	A	20,091

500,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	5.375	12/01/2017	10/31/2014	A	501,170

75,000	WA Health Care Facilities Authority (Group Health Cooperative of Puget Sound)[1]	5.000	12/01/2019	10/31/2014	A	75,115

5,000,000	WA Health Care Facilities Authority (Seattle Cancer Care Alliance)[1]	7.375	03/01/2038	03/01/2019	A	6,132,150

						15,388,017

Wisconsin—1.1%
3,085,000	WI H&EFA (Beloit College)[1]	5.750	06/01/2021	06/01/2015	A	3,150,587

150,000	WI H&EFA (Beloit College)[1]	5.250	06/01/2025	06/01/2020	A	165,086

11,545,000	WI H&EFA (Medical College of Wisconsin)[1]	5.500	12/01/2026	12/01/2015	A	11,816,077

53      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

Wisconsin (Continued)

$100,000	WI H&EFA (Prohealth Care/Waukesha Memorial Hospital/Prohealth Care Obligated Group)[1]	6.375%	02/15/2029	02/15/2019	A	$116,389

1,000,000	WI H&EFA (Vernon Memorial Healthcare)[1]	5.100	03/01/2025	03/01/2015	A	1,005,470

3,995,000	WI H&EFA (WFS/WFMG Obligated Group)[1]	5.250	08/15/2031	08/15/2016	A	4,116,967

9,715,000	WI H&EFA (WFS/WFMG Obligated Group)[1]	5.250	08/15/2025	08/15/2016	A	10,362,310

1,000,000	WI H&EFA (WFS/WFMG Obligated Group)[1]	5.250	08/15/2026	08/15/2016	A	1,066,630

940,000	WI Hsg. & EDA, Series B1	5.750	11/01/2025	05/01/2020	A	1,040,486

5,500,000	WI Public Finance Authority (TIP/AeFM/AeH/AeHC/AeJFK/AeKC Obligated Group)	5.250	07/01/2028	07/01/2022	A	5,908,540

						38,748,542

Wyoming—0.3%
2,000,000	Sweetwater County, WY Pollution Control (Idaho Power Company)[1]	5.250	07/15/2026	08/21/2019	A	2,299,800

2,450,000	Sweetwater County, WY Solid Waste (FMC Corp.)[1]	5.600	12/01/2035	12/01/2015	A	2,499,563

3,610,000	WY Community Devel. Authority[1]	4.550	12/01/2019	12/01/2014	A	3,680,648

						8,480,011

U.S. Possessions—19.9%
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.000	07/01/2025	07/01/2018	A	1,010,520

18,300,000	Puerto Rico Aqueduct & Sewer Authority	5.500	07/01/2028	07/01/2028		14,041,773

9,240,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375	05/15/2033	10/31/2014	A	9,271,416

120,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625	05/15/2043	02/03/2034	B	111,403

6,005,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	06/28/2028	B	5,673,884

105,000	Puerto Rico Commonwealth GO1	5.250	07/01/2017	07/01/2017		95,598

7,930,000	Puerto Rico Commonwealth GO1	5.250	07/01/2026	07/01/2026		6,086,275

4,860,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		4,443,741

300,000	Puerto Rico Commonwealth GO1	5.250	07/01/2017	07/01/2016	A	308,937

3,000,000	Puerto Rico Commonwealth GO1	5.250	07/01/2025	07/01/2025		2,341,140

4,245,000	Puerto Rico Commonwealth GO1	2.953	07/01/2019	07/01/2019		4,062,805

13,000,000	Puerto Rico Commonwealth GO1	2.933	07/01/2018	07/01/2018		12,634,830

8,500,000	Puerto Rico Commonwealth GO1	5.250	07/01/2024	07/01/2024		6,651,420

4,160,000	Puerto Rico Commonwealth GO1	2.973	07/01/2020	07/01/2020		3,891,805

515,000	Puerto Rico Commonwealth GO1	5.250	07/01/2024	07/01/2021	A	531,490

300,000	Puerto Rico Commonwealth GO1	6.000	07/01/2033	07/01/2016	A	304,446

22,315,000	Puerto Rico Commonwealth GO1	4.750	12/01/2015	12/01/2014	A	22,341,555

51,665,000	Puerto Rico Commonwealth GO1	6.000	07/01/2029	07/01/2029		40,319,883

1,125,000	Puerto Rico Commonwealth GO1	6.000	07/01/2027	07/01/2018	A	1,143,844

100,000	Puerto Rico Commonwealth GO1	5.000	07/01/2023	07/01/2017	A	100,849

54      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$125,000	Puerto Rico Commonwealth GO1	5.000%	07/01/2017	07/01/2017		$129,940

17,580,000	Puerto Rico Commonwealth GO1	5.125	07/01/2024	07/01/2024		13,831,417

100,000	Puerto Rico Commonwealth GO1	5.000	07/01/2016	07/01/2016		103,420

3,355,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		3,192,048

45,000	Puerto Rico Commonwealth GO1	5.250	07/01/2017	07/01/2017		47,071

90,000	Puerto Rico Commonwealth GO	7.500 [6]	07/01/2019	07/01/2019		65,376

75,000	Puerto Rico Commonwealth GO1	5.500	07/01/2015	07/01/2015		76,829

110,000	Puerto Rico Commonwealth GO	7.125 [6]	07/01/2017	07/01/2017		91,530

190,000	Puerto Rico Commonwealth GO1	6.000	07/01/2015	07/01/2015		192,804

75,000	Puerto Rico Commonwealth GO1	5.650	07/01/2015	07/01/2015		75,915

370,000	Puerto Rico Commonwealth GO1	6.000	07/01/2016	07/01/2016		382,506

195,000	Puerto Rico Commonwealth GO1	5.250	07/01/2016	07/01/2016		201,819

2,890,000	Puerto Rico Commonwealth GO1	5.500	07/01/2018	07/01/2018		3,010,831

2,160,000	Puerto Rico Commonwealth GO1	5.500	07/01/2027	07/01/2027		1,663,286

140,000	Puerto Rico Commonwealth GO1	5.500	07/01/2026	07/01/2026		109,477

25,000	Puerto Rico Commonwealth GO	5.000	07/01/2016	10/31/2014	A	25,041

655,000	Puerto Rico Commonwealth GO	5.250	07/01/2021	10/31/2014	A	655,341

46,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	07/01/2026		35,684,040

1,005,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		1,049,722

4,920,000	Puerto Rico Commonwealth GO1	5.500	07/01/2016	07/01/2016		5,112,864

6,510,000	Puerto Rico Commonwealth GO1	5.500	07/01/2018	07/01/2018		6,847,413

4,345,000	Puerto Rico Commonwealth GO1	5.500	07/01/2015	07/01/2015		4,393,229

1,125,000	Puerto Rico Commonwealth GO1	5.500	07/01/2017	07/01/2017		1,070,359

4,165,000	Puerto Rico Convention Center Authority[1]	5.000	07/01/2019	07/01/2016	A	4,165,042

50,000	Puerto Rico Electric Power Authority	5.000	07/01/2016	07/01/2016		50,849

5,685,000	Puerto Rico Electric Power Authority, Series AAA[7]	5.250	07/01/2028	07/01/2028		3,385,645

56,565,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2026	11/30/2025	B	33,694,639

4,295,000	Puerto Rico Electric Power Authority, Series CCC[7]	5.250	07/01/2028	07/01/2028		2,557,844

40,000	Puerto Rico Electric Power Authority, Series DDD	5.000	07/01/2023	07/01/2020	A	40,636

20,000	Puerto Rico Electric Power Authority, Series KK	5.500	07/01/2015	07/01/2015		20,420

75,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2018	07/01/2018		77,610

5,770,000	Puerto Rico Electric Power Authority, Series LL	5.500	07/01/2017	07/01/2017		5,942,985

1,000,000	Puerto Rico Electric Power Authority, Series PP	5.000	07/01/2023	07/01/2023		997,120

3,735,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2021	07/01/2015	A	3,740,715

100,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2025	07/01/2025		85,248

1,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2023	07/01/2023		997,190

300,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2017	07/01/2015	A	301,785

55      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$790,000	Puerto Rico Electric Power Authority, Series SS	5.000%	07/01/2020	07/01/2015	A	$791,501

2,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2021	07/01/2015	A	2,003,060

6,500,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2022	07/01/2015	A	6,504,745

5,560,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2025	07/01/2025		3,313,315

1,380,000	Puerto Rico Electric Power Authority, Series TT7	5.000	07/01/2017	07/01/2017		832,747

550,000	Puerto Rico Electric Power Authority, Series UU	4.500	07/01/2018	07/01/2018		555,071

740,000	Puerto Rico Electric Power Authority, Series UU	4.000	07/01/2018	07/01/2018		734,110

1,385,000	Puerto Rico Electric Power Authority, Series UU	5.000	07/01/2016	07/01/2016		1,421,606

1,705,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	07/01/2025		1,700,703

5,000,000	Puerto Rico Electric Power Authority, Series WW7	5.000	07/01/2028	07/13/2027	B	2,978,050

250,000	Puerto Rico Electric Power Authority, Series XX7	5.250	07/01/2027	07/01/2027		148,913

1,180,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2025	07/01/2025		703,056

6,280,000	Puerto Rico Electric Power Authority, Series ZZ7	5.000	07/01/2017	07/01/2017		3,789,603

5,000,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2018	07/01/2018		3,011,500

1,060,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250	07/01/2026	07/01/2026		631,421

25,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2017	07/01/2017		25,265

80,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2015	07/01/2015		81,765

11,150,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2018	07/01/2018		11,514,716

105,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2020	07/01/2020		109,506

20,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2017	07/01/2017		20,085

165,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2018	10/31/2014	A	165,030

1,095,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2018	01/01/2015	A	1,097,518

530,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2023	07/01/2023		556,993

790,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2019	07/01/2019		813,897

4,600,000	Puerto Rico Highway & Transportation Authority[1]	3.192	07/01/2028	07/01/2028		3,524,704

56      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$2,000,000	Puerto Rico Highway & Transportation Authority[1]	5.250%	07/01/2018	07/01/2018		$2,051,820

530,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2021	07/01/2021		370,216

1,010,000	Puerto Rico Highway & Transportation Authority[1]	5.250	07/01/2018	07/01/2018		1,036,169

675,000	Puerto Rico Highway & Transportation Authority, Series G1	5.250	07/01/2019	07/01/2019		474,181

1,045,000	Puerto Rico Highway & Transportation Authority, Series N1	5.500	07/01/2021	07/01/2021		610,708

13,515,000	Puerto Rico Highway & Transportation Authority, Series Y1	6.250	07/01/2021	07/15/2020	B	14,902,855

375,000	Puerto Rico Industrial Devel. Company, Series B	5.375	07/01/2016	10/31/2014	A	375,439

1,000,000	Puerto Rico Industrial Devel. Company, Series B1	5.375	07/01/2016	02/12/2016	B	942,570

8,440,000	Puerto Rico Infrastructure[1]	5.500	07/01/2020	07/01/2020		6,077,222

8,090,000	Puerto Rico Infrastructure[1]	6.000	12/15/2026	12/15/2026		5,947,040

3,115,000	Puerto Rico Infrastructure[1]	5.500	07/01/2021	07/01/2021		2,239,311

1,140,000	Puerto Rico Infrastructure[1]	5.500	07/01/2023	07/01/2023		1,137,549

4,670,000	Puerto Rico Infrastructure[1]	5.500	07/01/2022	07/01/2022		3,353,293

2,395,000	Puerto Rico Infrastructure[1]	5.500	07/01/2015	07/01/2015		2,435,907

1,000,000	Puerto Rico Infrastructure[1]	5.500	07/01/2027	07/01/2027		970,500

210,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	10/01/2014		209,971

2,945,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	10/01/2024		2,093,542

3,500,000	Puerto Rico Infrastructure Financing Authority[1]	5.250	12/15/2026	12/15/2026		2,419,725

100,000	Puerto Rico Infrastructure Financing Authority[1]	5.500	07/01/2016	07/01/2016		102,847

4,230,000	Puerto Rico Infrastructure Financing Authority, Series C1	5.500	07/01/2017	07/01/2017		4,335,623

3,310,000	Puerto Rico ITEMECF (Cogeneration Facilities)[1]	6.625	06/01/2026	10/17/2024	B	3,119,013

2,095,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2026	07/01/2016	A	2,158,269

450,000	Puerto Rico ITEMECF (International American University)	5.000	10/01/2021	10/01/2021		464,778

100,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2021	08/01/2021		99,697

50,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2016	08/01/2015	A	50,331

155,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2030	02/28/2028	B	146,394

3,975,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2017	10/31/2014	A	3,977,743

2,000,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2019	10/31/2014	A	2,000,260

57      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$105,000	Puerto Rico Municipal Finance Agency, Series A1	5.250%	08/01/2020	08/01/2020		$104,835

435,000	Puerto Rico Municipal Finance Agency, Series A	5.250	08/01/2016	10/31/2014	A	435,335

35,000	Puerto Rico Municipal Finance Agency, Series A	5.500	07/01/2017	10/31/2014	A	35,028

30,000	Puerto Rico Municipal Finance Agency, Series B1	5.250	07/01/2021	07/01/2021		29,913

40,000	Puerto Rico Municipal Finance Agency, Series C1	5.250	08/01/2022	08/01/2022		39,870

1,950,000	Puerto Rico Municipal Finance Agency, Series C1	5.000	08/01/2015	08/01/2015		1,964,489

450,000	Puerto Rico Municipal Finance Agency, Series C1	5.250	08/01/2017	08/01/2017		461,516

7,325,000	Puerto Rico Municipal Finance Agency, Series C1	5.250	08/01/2018	08/01/2018		7,573,464

395,000	Puerto Rico Municipal Finance Agency, Series C1	5.250	08/01/2019	08/01/2019		397,650

2,905,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2026	07/01/2026		2,315,808

13,200,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	04/13/2025	B	10,828,620

300,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2016	07/01/2016		280,170

135,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2023	07/01/2023		106,254

500,000	Puerto Rico Public Buildings Authority[1]	6.125	07/01/2023	07/01/2023		405,940

4,990,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2022	07/01/2022		3,994,345

190,000	Puerto Rico Public Buildings Authority[1]	5.500 [3]	07/01/2035	07/01/2017	C	191,860

3,300,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	07/01/2021		2,760,219

3,590,000	Puerto Rico Public Buildings Authority[1]	6.000	07/01/2027	07/01/2018	A	3,650,132

735,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2021	07/01/2021		602,406

4,550,000	Puerto Rico Public Buildings Authority[1]	5.750	07/01/2016	07/01/2016		4,199,013

2,155,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2023	07/01/2023		1,760,204

5,345,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2022	07/01/2022		4,384,503

50,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2025	07/01/2025		51,741

2,935,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2018	07/01/2018		2,999,511

2,920,000	Puerto Rico Public Buildings Authority[1]	5.500	07/01/2017	07/01/2017		2,992,912

760,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2027	10/17/2026	B	568,951

1,350,000	Puerto Rico Public Buildings Authority[1]	5.250	07/01/2017	07/01/2017		1,353,348

37,400,000	Puerto Rico Public Finance Corp., Series A1	6.500	08/01/2028	12/12/2027	B	19,480,538

54,770,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	07/17/2029	B	27,984,184

17,475,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2025	08/01/2025		9,102,553

10,675,000	Puerto Rico Public Finance Corp., Series B1	6.000	08/01/2024	08/01/2024		5,560,608

4,980,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2028	08/01/2028		4,119,705

11,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.625	08/01/2030	08/01/2030		8,991,180

1,175,000	Puerto Rico Sales Tax Financing Corp., Series A1	4.375	08/01/2020	08/01/2020		1,017,456

58      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value

U.S. Possessions (Continued)

$1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	4.000%	08/01/2016	08/01/2016		$950,050

23,630,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375	08/01/2020	08/01/2020		21,517,714

11,580,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.250	08/01/2019	08/01/2019		10,674,676

11,355,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000	08/01/2018	08/01/2018		10,532,898

12,900,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2021	08/01/2021		11,646,894

1,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	4.625	08/01/2019	08/01/2019		894,790

24,135,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.125	08/01/2029	08/01/2029		20,557,952

16,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2022	08/01/2022		14,188,640

9,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	01/31/2044	B	7,579,710

22,825,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000	08/01/2024	08/01/2024		19,070,516

10,190,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500	08/01/2023	08/01/2023		8,961,290

6,495,000	Puerto Rico Sales Tax Financing Corp., Series B1	6.000	08/01/2026	08/01/2026		3,383,246

35,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.500	08/01/2035	08/01/2035		30,090,550

5,000,000	University of Puerto Rico[1]	5.000	06/01/2025	06/01/2025		3,094,250

1,000,000	University of Puerto Rico[1]	5.000	06/01/2020	06/01/2020		669,130

2,535,000	University of Puerto Rico, Series P1	5.000	06/01/2023	06/01/2023		1,655,203

1,790,000	University of Puerto Rico, Series Q1	5.000	06/01/2022	06/01/2022		1,175,976

160,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[1]	5.000	10/01/2031	10/31/2014	A	160,331

						678,117,550

Total Municipal Bonds and Notes (Cost $3,536,162,252)						3,433,832,914
Shares

Common Stock—0.0%

6,757	Resolute Forest Products[8,9] (Cost $80,903)					105,679

Principal Amount

Corporate Bond and Note—0.1%

5,000,000	Centerline Equity Issuer Trust Sec. Nts.[1] (Cost $5,000,000)	6.000	05/15/2015			5,135,800

Total Investments, at Value (Cost $3,541,243,155)—100.9%						3,439,074,393

Net Other Assets (Liabilities)—(0.9)						(31,059,716)

Net Assets—100.0%						$3,408,014,677

59      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See Note 1 of the accompanying Notes.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

8. Non-income producing security.

9. Received as a result of a corporate action

To simplify the listings of securities, abbreviations are used per the table below:

ABH	Adventist Bolingbrook Hospital
AeFM	Aero Ft. Myers
AeH	Aero Harrisburg
AeHC	Aero Houston Central
AeJFK	Aero JFK
AeKC	Aero Kansas City
AGH	Adventist Glenoaks Hospital
AHA1HC	ARC/HDS Alamance #1 Hsg. Corp.
AHA3HC	ARC/HDS Alamance #3 Hsg. Corp.
AHA4HC	ARC/HDS Alamance #4 Hsg. Corp
AHA7HC	ARC/HDS Alamance #7 Hsg. Corp.
AHACHC	ARC/HDS Alamance Country Housing Corp.
AHEHC	ARC/HDS Elon Housing Corp.
AHH	Adventist Hinsdale Hospital
AHSGA	Adventist Health System-Georgia
AHSSunbelt	Adventist Health System-Sunbelt
BCHCC	Bernalillo County Health Care Corp.
BRCH	Boca Raton Community Hospital
CDA	Communities Devel. Authority
CFHA	Central Florida Health Alliance
CHCW	Catholic Healthcare West
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHS	Catholic Health Services
CHSB	Community Hospital of San Bernardino
CMH	Copley Memorial Hospital
COP	Certificates of Participation
CSAC	Counseling Services Addison County
CSAHS	The Sisters of Charity of St. Augustine Health System
CVH&OCC	Chippewa Valley Hospital & Oakview Care Center
DHlth	Dignity Health

60      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Abbreviations (Continued)

DRIVERS	Derivative Inverse Tax Exempt Receipts
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EPBH	Emma Pendleton Bradley Hospital
FHosp	Fletcher Hospital
FHW	Florida Hospital/Waterman
FHZ	Florida Hospital Zephyrhills
GINNE	Goodwill Industries of Northern New England
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&HEFA	Hospitals and Higher Education Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HEHA	Higher Education and Health Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HSC	Hospital for Special Care
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JCH	Jellico Community Hospital
JFK	John Fitzgerald Kennedy
L.I.	Long Island
MAH	Metroplex Adventist Hospital
MBHS	Mississippi Baptist Health Systems
MBMC	Mississippi Baptist Medical Center
MH	Memorial Hospital
MHF	Miriam Hospital Foundation
MHFlagler	Memorial Hospital-FLagler
MHSys	Memorial Health Systems
MHWV	Memorial Hospital West Volusia
NWCSS	Northwestern Counseling & Support Services
NY/NJ	New York/New Jersey
NYC	New York City
PAHS	Portercare Adventist Health System
PHCF	Presbyterian Healthcare Foundation
PHSvcs	Presbyterian Healthcare Services
RCF	Rush-Copley Foundation
RCMC	Rush-Copley Medical Center
Res Rec	Resource Recovery Facility
RIH	Rhode Island Hospital
RIHF	Rhode Island Hospital Foundation
RMHS	Rutland Mental Health Services
ROLs	Reset Option Longs
RUMC	Rush University Medical Center
SANC	St. Anne’s Nursing Center
SCIC	Scottsdale Captive Insurance Company
SHC	Scottsdale Healthcare Corp.
SHH	Scottsdale Healthcare Hospitals
SHRC	Scottsdale Healthcare Realty Corp.
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center

61      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Abbreviations (Continued)

SLHOKC	St. Luke’s Hospital of Kansas City
SLHS	St. Luke’s Health System
SMMC	Shawnee Mission Medical Center
SVHC	Southwest Volusia Healthcare Corporation
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
TIP	Transportation Infrastructure Properties
TMH	The Miriam Hospital
TVTCMC	The Villages Tri-County Medical Center
TYW	The YMCA of Wichita
UHHS	University Hospitals Health System
UHSEC	University Health Systems of Eastern Carolina
UMass	University of Massachusetts
V.I.	United States Virgin Islands
VMNRC	Villa Marina Nursing & Rehabilitation Center
VOA	Volunteers of America
WCMHS	Washington County Mental Health Services
WFMG	Wheaton Franciscan Medical Group
WFS	Wheaton Franciscan Services

See accompanying Notes to Financial Statements.

62      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014

Assets
Investments, at value (cost $3,541,243,155)—see accompanying statement of investments	$3,439,074,393

Cash	10,594,932

Receivables and other assets:
Interest	55,349,380
Investments sold (including $11,312,282 sold on a when-issued or delayed delivery basis)	11,367,282
Shares of beneficial interest sold	4,662,805
Other	995,255

Total assets	3,522,044,047

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	62,480,000
Payable for borrowings (See Note 6)	33,700,000
Shares of beneficial interest redeemed	14,587,024
Dividends	2,180,522
Distribution and service plan fees	584,284
Trustees’ compensation	128,846
Investments purchased	30,799
Shareholder communications	26,855
Interest expense on borrowings	10,189
Other	300,851

Total liabilities	114,029,370

Net Assets	$3,408,014,677

Composition of Net Assets
Par value of shares of beneficial interest	$238,120

Additional paid-in capital	3,643,767,509

Accumulated net investment income	16,287,304

Accumulated net realized loss on investments	(150,109,494)

Net unrealized depreciation on investments	(102,168,762)

Net Assets	$3,408,014,677

63      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,865,368,319 and 130,163,613 shares of beneficial interest outstanding)	$14.33
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$14.66

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,355,512 and 1,771,380 shares of beneficial interest outstanding)	$14.31

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $922,693,783 and 64,683,906 shares of beneficial interest outstanding)	$14.26

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $594,597,063 and 41,500,664 shares of beneficial interest outstanding)	$14.33

See accompanying Notes to Financial Statements.

64      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2014

Investment Income
Interest	$196,265,104

Expenses
Management fees	15,673,994

Distribution and service plan fees:
Class A	5,672,594
Class B	290,986
Class C	10,405,133

Transfer and shareholder servicing agent fees:
Class A	1,854,040
Class B	31,464
Class C	903,100
Class Y	422,178

Shareholder communications:
Class A	281,071
Class B	8,835
Class C	159,428
Class Y	47,787

Borrowing fees	2,645,311

Interest expense and fees on short-term floating rate notes issued (See Note 1)	554,019

Interest expense on borrowings	74,533

Trustees’ compensation	59,239

Custodian fees and expenses	50,211

Other	420,443

Total expenses	39,554,366
Less waivers and reimbursements of expenses	(24,841)

Net expenses	39,529,525

Net Investment Income	156,735,579

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(15,208,079)

Net change in unrealized appreciation/depreciation on investments	52,977,001

Net Increase in Net Assets Resulting from Operations	$194,504,501

See accompanying Notes to Financial Statements.

65      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013

Operations
Net investment income	$156,735,579	$193,643,302

Net realized loss	(15,208,079)	(6,791,659)

Net change in unrealized appreciation/depreciation	52,977,001	(367,434,296)

Net increase (decrease) in net assets resulting from operations	194,504,501	(180,582,653)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(90,247,335)	(124,084,161)
Class B	(920,074)	(1,245,965)
Class C	(33,445,542)	(43,559,848)
Class Y	(21,195,250)	(24,865,872)

	(145,808,201)	(193,755,846)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(946,664,550)	(274,080,410)
Class B	(9,678,124)	(11,169,042)
Class C	(316,708,187)	(129,921,801)
Class Y	35,904,421	27,567,480

	(1,237,146,440)	(387,603,773)

Net Assets
Total decrease	(1,188,450,140)	(761,942,272)

Beginning of period	4,596,464,817	5,358,407,089

End of period (including accumulated net investment income of $16,287,304 and $4,783,128, respectively)	$3,408,014,677	$4,596,464,817

See accompanying Notes to Financial Statements.

66      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended September 30, 2014

Cash Flows from Operating Activities
Net increase in net assets from operations	$194,504,501

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(573,094,230)
Proceeds from disposition of investment securities	1,784,626,562
Short-term investment securities, net	5,602,644
Premium amortization	31,658,211
Discount accretion	(5,183,256)
Net realized loss on investments	15,208,079
Net change in unrealized appreciation/depreciation on investments	(52,977,001)
Change in assets:
Increase in other assets	(304,392)
Decrease in interest receivable	20,322,943
Decrease in receivable for securities sold	31,770,516
Change in liabilities:
Decrease in other liabilities	(723,993)
Decrease in payable for securities purchased	(6,855,630)

Net cash provided by operating activities	1,444,554,954

Cash Flows from Financing Activities
Proceeds from borrowings	1,055,100,000
Payments on borrowings	(1,103,800,000)
Payments on short-term floating rate notes issued	(1,860,000)
Proceeds from shares sold	905,263,020
Payments on shares redeemed	(2,270,815,859)
Cash distributions paid	(25,277,671)

Net cash used in financing activities	(1,441,390,510)

Net increase in cash	3,164,444

Cash, beginning balance	7,430,488

Cash, ending balance	$10,594,932

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $121,394,247.

Cash paid for interest on borrowings—$75,184.

Cash paid for interest on short-term floating rate notes issued—$554,019.

See accompanying Notes to Financial Statements.

67      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$14.12	$15.13	$14.51	$14.68	$14.55

Income (loss) from investment operations:
Net investment income[2]	0.60	0.55	0.63	0.71	0.74
Net realized and unrealized gain (loss)	0.17	(1.01)	0.66	(0.15)	0.12

Total from investment operations	0.77	(0.46)	1.29	0.56	0.86

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.55)	(0.67)	(0.73)	(0.73)

Net asset value, end of period	$14.33	$14.12	$15.13	$14.51	$14.68

Total Return, at Net Asset Value[3]	5.58%	(3.16)%	9.08%	3.99%	6.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,865,368	$2,781,456	$3,281,705	$2,388,951	$2,261,442

Average net assets (in thousands)	$2,282,451	$3,373,420	$2,776,061	$2,222,345	$1,764,368

Ratios to average net assets:[4]
Net investment income	4.24%	3.68%	4.25%	4.94%	5.10%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.76%	0.73%	0.72%	0.73%	0.73%
Interest and fees from borrowings	0.07%	0.03%	0.04%	0.07%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.04%	0.04%

Total expenses	0.84%	0.77%	0.78%	0.84%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.77%	0.78%	0.84%	0.83%

Portfolio turnover rate	15%	23%	19%	21%	20%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

68      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Class B	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$14.11	$15.11	$14.49	$14.67	$14.54

Income (loss) from investment operations:
Net investment income[2]	0.49	0.42	0.51	0.58	0.62
Net realized and unrealized gain (loss)	0.16	(1.00)	0.66	(0.15)	0.12

Total from investment operations	0.65	(0.58)	1.17	0.43	0.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.42)	(0.55)	(0.61)	(0.61)

Net asset value, end of period	$14.31	$14.11	$15.11	$14.49	$14.67

Total Return, at Net Asset Value[3]	4.68%	(3.91)%	8.20%	3.04%	5.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,356	$34,636	$48,567	$40,138	$45,125

Average net assets (in thousands)	$29,076	$43,668	$45,414	$40,653	$42,185

Ratios to average net assets:[4]
Net investment income	3.44%	2.84%	3.44%	4.08%	4.28%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.56%	1.57%	1.55%	1.58%	1.59%
Interest and fees from borrowings	0.07%	0.03%	0.04%	0.07%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.04%	0.04%

Total expenses	1.64%	1.61%	1.61%	1.69%	1.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.61%	1.61%	1.69%	1.69%

Portfolio turnover rate	15%	23%	19%	21%	20%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

69      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$14.06	$15.06	$14.45	$14.63	$14.50

Income (loss) from investment operations:
Net investment income[2]	0.49	0.43	0.52	0.59	0.63
Net realized and unrealized gain (loss)	0.17	(1.00)	0.65	(0.15)	0.12

Total from investment operations	0.66	(0.57)	1.17	0.44	0.75

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.46)	(0.43)	(0.56)	(0.62)	(0.62)

Net asset value, end of period	$14.26	$14.06	$15.06	$14.45	$14.63

Total Return, at Net Asset Value[3]	4.74%	(3.85)%	8.22%	3.15%	5.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$922,694	$1,226,253	$1,456,703	$1,015,909	$961,560

Average net assets (in thousands)	$1,039,738	$1,486,679	$1,225,855	$958,181	$760,222

Ratios to average net assets:[4]
Net investment income	3.48%	2.91%	3.48%	4.17%	4.34%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.52%	1.50%	1.49%	1.50%	1.49%
Interest and fees from borrowings	0.07%	0.03%	0.04%	0.07%	0.09%
Interest and fees on short-term floating rate notes issued[5]	0.01%	0.01%	0.02%	0.04%	0.04%

Total expenses	1.60%	1.54%	1.55%	1.61%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.54%	1.55%	1.61%	1.59%

Portfolio turnover rate	15%	23%	19%	21%	20%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

70      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Class Y	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Period Ended September 30, 2011 [2]

Per Share Operating Data
Net asset value, beginning of period	$14.12	$15.12	$14.50	$14.00

Income (loss) from investment operations:
Net investment income[3]	0.64	0.59	0.66	0.47
Net realized and unrealized gain (loss)	0.17	(1.00)	0.67	0.53

Total from investment operations	0.81	(0.41)	1.33	1.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.60)	(0.59)	(0.71)	(0.50)

Net asset value, end of period	$14.33	$14.12	$15.12	$14.50

Total Return, at Net Asset Value[4]	5.84%	(2.85)%	9.36%	7.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$594,597	$554,120	$571,432	$115,887

Average net assets (in thousands)	$502,919	$633,743	$380,240	$64,932

Ratios to average net assets:[5]
Net investment income	4.48%	3.93%	4.45%	5.01%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.52%	0.48%	0.46%	0.48%
Interest and fees from borrowings	0.07%	0.03%	0.04%	0.07%
Interest and fees on short-term floating rate notes issued[6]	0.01%	0.01%	0.02%	0.04%

Total expenses	0.60%	0.52%	0.52%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.52%	0.52%	0.59%

Portfolio turnover rate	15%	23%	19%	21%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year.

2. For the period from January 31, 2011 (inception of offering) to September 30, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

71      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014

1. Significant Accounting Policies

Oppenheimer Rochester Limited Term Municipal Fund (the “Fund”), a series of Oppenheimer Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term

72      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage

73      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity

74      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $58,910,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2014, municipal bond holdings with a value of $138,210,692 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $62,480,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 25,000,000	CA Health Facilities Financing Authority[3]	11.04%	11/15/31	$34,127,000
16,485,000	Chicago, IL Board of Education ROLs[3]	9.984	12/1/24	19,948,828
17,430,000	Montgomery County, PA IDA ROLs[3]	11.000	8/1/30	18,745,965
1,000,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	16.299	6/1/39	1,219,270
1,575,000	Sedgwick & Shawnee Counties, KS Hsg. (Single Family Mtg.) DRIVERS	10.944	12/1/38	1,689,629

				$75,730,692

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal

75      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $62,480,000 or 1.77% of its total assets as of September 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$ 11,312,282

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 30, 2014 is as follows:

76      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

Cost	$2,225,998
Market Value	$381,878
Market Value as % of Net Assets	0.01%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of September 30, 2014, securities with an aggregate market value of $55,046,733, representing 1.62% of the Fund’s net assets, were subject to these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$20,272,729	$—	$150,479,335	$101,152,462

1. As of September 30, 2014, the Fund had $150,479,335 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

77      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Expiring

2015	$70,040
2016	2,094,523
2017	32,902,442
2018	24,942,008
2019	9,284,227
No expiration	81,186,095

Total	$150,479,335

2. During the fiscal year ended September 30, 2014, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$576,798	$576,798

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

	Year Ended September 30, 2014	Year Ended September 30, 2013

Distributions paid from:
Exempt-interest dividends	$140,718,565	$191,688,454
Ordinary income	5,089,636	2,067,392

Total	$145,808,201	$193,755,846

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,477,129,781 [1]

Gross unrealized appreciation	$93,677,624
Gross unrealized depreciation	(194,830,086)

Net unrealized depreciation	$(101,152,462)

78      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

1. The Federal tax cost of securities does not include cost of $63,097,074, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

79      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

80      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

2. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and

81      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$48,588,700	$—	$48,588,700
Alaska	—	1,606,039	—	1,606,039
Arizona	—	83,950,784	—	83,950,784
Arkansas	—	296,666	—	296,666
California	—	405,255,067	—	405,255,067
Colorado	—	29,574,116	—	29,574,116
Connecticut	—	1,563,231	—	1,563,231
District of Columbia	—	88,881,378	—	88,881,378
Florida	—	255,352,036	293,940	255,645,976
Georgia	—	60,975,992	—	60,975,992
Hawaii	—	12,102,433	—	12,102,433
Idaho	—	1,270,543	—	1,270,543

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2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Illinois	$—	$378,221,952	$—	$378,221,952
Indiana	—	42,583,590	—	42,583,590
Kansas	—	10,263,579	—	10,263,579
Kentucky	—	7,636,109	—	7,636,109
Louisiana	—	51,142,551	—	51,142,551
Maine	—	3,015,389	—	3,015,389
Maryland	—	5,838,347	—	5,838,347
Massachusetts	—	35,204,501	—	35,204,501
Michigan	—	136,077,405	—	136,077,405
Minnesota	—	4,993,877	—	4,993,877
Mississippi	—	38,129,084	—	38,129,084
Missouri	—	41,118,350	—	41,118,350
Montana	—	215,486	—	215,486
Nebraska	—	899,020	—	899,020
Nevada	—	32,390,636	—	32,390,636
New Hampshire	—	8,837,326	—	8,837,326
New Jersey	—	29,166,264	—	29,166,264
New Mexico	—	154,414	—	154,414
New York	—	123,070,490	—	123,070,490
North Carolina	—	11,581,745	—	11,581,745
North Dakota	—	115,947	—	115,947
Ohio	—	138,015,599	—	138,015,599
Oklahoma	—	72,464,297	—	72,464,297
Oregon	—	1,401,083	—	1,401,083
Other Territory	—	13,696,655	—	13,696,655
Pennsylvania	—	131,934,042	—	131,934,042
Rhode Island	—	106,322,777	—	106,322,777
South Carolina	—	1,208,369	—	1,208,369
South Dakota	—	3,395,197	—	3,395,197
Tennessee	—	16,256,643	—	16,256,643
Texas	—	216,927,797	—	216,927,797
Utah	—	485,940	—	485,940
Vermont	—	16,958,306	—	16,958,306
Virginia	—	23,665,102	—	23,665,102
Washington	—	15,388,017	—	15,388,017
Wisconsin	—	38,748,542	—	38,748,542
Wyoming	—	8,480,011	—	8,480,011
U.S. Possessions	—	678,117,550	—	678,117,550
Common Stock	105,679	—	—	105,679
Corporate Bond and Note	—	5,135,800	—	5,135,800

Total Assets	$105,679	$3,438,674,774	$293,940	$3,439,074,393

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

83      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

Investments, at Value:
Assets Table
	Transfers into Level 2	Transfers out of Level 2	Transfers into Level 3	Transfers out of Level 3

Municipal Bonds and Notes
Florida	$—	$(293,940)[a]	$293,940 [a]	$—
Massachusetts	35,245 [b]	—	—	(35,245)[b]

Total Assets	$35,245	$(293,940)	$293,940	$(35,245)

a. Transferred from Level 2 to Level 3 because of the lack of observable market data.

b. Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount

Class A

Sold	25,114,744	$355,015,266	70,140,462	$1,054,083,983
Dividends and/or distributions reinvested	5,452,565	77,337,718	7,079,719	105,220,964
Redeemed	(97,337,510)	(1,379,017,534)	(97,238,269)	(1,433,385,357)

Net decrease	(66,770,201)	$(946,664,550)	(20,018,088)	$(274,080,410)

Class B

Sold	91,649	$1,292,565	234,510	$3,479,640
Dividends and/or distributions reinvested	61,035	865,126	75,336	1,119,400
Redeemed	(836,333)	(11,835,815)	(1,068,921)	(15,768,082)

Net decrease	(683,649)	$(9,678,124)	(759,075)	$(11,169,042)

Class C

Sold	9,502,891	$133,712,012	22,394,172	$335,442,763
Dividends and/or distributions reinvested	1,910,788	26,987,386	2,302,259	34,059,124
Redeemed	(33,935,600)	(477,407,585)	(34,200,991)	(499,423,688)

Net decrease	(22,521,921)	$(316,708,187)	(9,504,560)	$(129,921,801)

Class Y

Sold	28,979,676	$412,740,470	31,262,365	$466,935,353
Dividends and/or distributions reinvested	1,141,215	16,204,017	1,135,694	16,874,152
Redeemed	(27,866,092)	(393,040,066)	(30,940,821)	(456,242,025)

Net increase	2,254,799	$35,904,421	1,457,238	$27,567,480

84      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$573,094,230	$1,784,626,562

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $ 100 million	0.500%
Next $ 150 million	0.450
Next $ 250 million	0.425
Next $ 4.5 billion	0.400
Next $ 5 billion	0.390
Over $10 billion	0.370

The Fund’s management fee for the fiscal year ended September 30, 2014 was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred

85      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

86      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

September 30, 2014	$94,159	$276,755	$54,455	$153,062

Waivers and Reimbursements of Expenses. The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. This limit was removed on January 28, 2014.

During the year ended September 30, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$12,354

Class B	331

Class C	5,663

Class Y	6,493

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

87      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Borrowings (Continued)

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1468% as of September 30, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended September 30, 2014 equal 0.05% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 30, 2014, the Fund had borrowings outstanding at an interest rate of 0.1468%. Details of the borrowings for the year ended September 30, 2014 are as follows:

Average Daily Loan Balance	$47,251,233
Average Daily Interest Rate	0.155%
Fees Paid	$2,234,799
Interest Paid	$75,184

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its

88      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended September 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

 The Fund executed no transactions under the Facility during the year ended September 30, 2014.

Details of reverse repurchase agreement transactions for the year ended September 30, 2014 are as follows:

Fees Paid	$719,981

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final

89      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

90      OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term Municipal Fund, a separate series of Oppenheimer Municipal Fund, including the statement of investments, as of September 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Limited Term Municipal Fund as of September 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 19, 2014

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

None of the dividends paid by the Fund during the fiscal year ended September 30, 2014 are eligible for the corporate dividend-received deduction. 96.51% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the High Yield Municipal category. The Board noted that the Fund’s one-year performance was better than its category median although its three-year, five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail High Yield Municipal funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the

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independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES

TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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TRUSTEES AND OFFICERS Unaudited / Continued

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999- November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (June 2003-December 2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

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Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

— Applications or other forms

— When you create a user ID and password for online account access

— When you enroll in eDocs Direct, our electronic document delivery service

— Your transactions with us, our affiliates or others

—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

—  When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

A Better Website for Investors. We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0860.001.0914 November 24, 2014

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $53,400 in fiscal 2014 and $52,400 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $500,945 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $653,930 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,512,921 in fiscal 2014 and $1,154,875 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	11/10/2014